CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Automatic Reinsurance Agreement

between

NATIONWIDE LIFE INSURANCE COMPANY

Columbus, Ohio

(hereinafter referred to as the CEDING COMPANY)

and

AXA RE LIFE INSURANCE COMPANY

New York, New York

(hereinafter referred to as the REINSURER)

Effective May 1, 1999

This Agreement will be referred to as Agreement No. 99029

Contents

Articles

I.	Scope of Agreement	3
II.	Commencement and Termination of Liability	4
III.	Oversights and Clerical Errors	5
IV.	Net Amount at Risk	6
V.	Reinsurance Premiums	7
VI.	Reinsurance Administration	8
VII.	Settlement of Claims	9
VIII.	Recapture Privileges	11
IX.	Inspection of Records	12
X.	Reinsurance Credit	13
XI.	Insolvency	14
XII.	Negotiation	15
XIII.	Arbitration	16
XIV.	Right to Offset Balances Due	17
XV.	Contract and Program Changes	18
XVI.	Confidentiality	19
XVII.	Miscellaneous	20
XVIII.	Severability	21
XIX.	DAC Tax	22
XX.	Duration of Agreement	23
XXI.	Execution of Agreement	24

Schedules

A.	Plans of Reinsurance
A-I.	Policy Endorsements and Forms
B.	Investment Funds
C.	Data Layout

Exhibits

I.	1994 Variable Annuity MGDB Mortality Table Reinsurance Premiums

III.	Benefit Limitation Rules

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 2

All provisions of this Agreement are subject to the laws of the State of Delaware

Article I

Scope of Agreement

A. On and after the 1st day of May 1999, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, a quota-share percentage (defined in Schedule A) of the MNAR as defined in Article IV, generated prior to conditions as stated in Article II, by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B. This Agreement covers only those contracts issued by the CEDING COMPANY which contain either an Income Benefit Rider or other riders (as shown in Schedule A).

The REINSURER’s maximum aggregated VNAR (defined in Article IV) liability [REDACTED]

C. The REINSURER’s annual aggregate SCNAR (defined in Article IV) liability [REDACTED]

D. The REINSURER’s maximum liability on any one life reinsured hereunder [REDACTED]

E. This Agreement covers only the CEDING COMPANY’s liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B. that were reviewed by the REINSURER prior to their issuance.

Article II

Commencement and Termination of Liability

A.

On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER commence simultaneously. with that of the CEDING COMPANY. The liability under this Agreement will terminate either in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX, or for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder: [REDACTED]

B.	The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after May 1, 1999, in accordance with Article VII.

NATIONWIDE Agreement No. 99029-DE Effective May 1, 1999	Page 4

Article III

Oversights and Clerical Errors

A.

Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall he restored to the positions they would hate occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B.

If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C.

Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any. but not that of the REINSURER. The previous sentence does not negate the REINSURER’s liability under Article VII, Settlement of Claims, of this Agreement.

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 5

Article IV

Net Amount at Risk

A.	The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the first day of each calendar month and shall be equal to the following: [REDACTED]

B.	The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 6

Article V

Reinsurance Premiums

The reinsurance premium is [REDACTED] 2. The reinsurance premium structure described above shall remain in effect as long as the death benefit design. contract fees. mortality and expense charges, administration fees and surrender charges in effect at the inception of this Agreement remain unchanged.

NATIONWIDE Agreement No. 990N-DC)	Page 7

Article VI

Reinsurance Administration

A.

Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate electronic report as detailed in Schedule C for each contract specified in Schedule A valued as of the last day of that month.

B.	Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate paper report summarizing the following: [REDACTED]

C.

If the net balance is due the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the report.

D.

Furthermore. the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will “true-up” benefit claim reimbursements, if necessary, from the prior calendar year.

E.	Other

1.	The REINSURER reserves the right to [REDACTED]

2.

The REINSURER will have the right to terminate this Agreement when premium payments are in default by giving ninety (90) days’ written notice of termination b the CEDING COMPANY. A, of the close of the last day of this ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate. The first day of the ninety (90) day notice of termination will be the day the notice is received in the mail by the CEDING COMPANY or if the mail is not used, the day it is delivered to the CEDING COMPANY. If all premiums in default are received within the ninety (90) day time period, the Agreement will remain in effect.

3.	The CEDING COMPANY reserves the right to charge interest. calculated in accordance with the method set forth in I., above, on claims not paid within the time period set forth in Article VI-I above.

4.	Payments between the CEDING COMPANY and the REINSURER may he paid net of any amount due and unpaid under this Agreement.

NATIONWIDE Agreement No. 99029-D8 Effective May 1, 1999	Page 8

Article VII

Settlement of Claims

A.

The claims, calculated as set forth in Article IV. that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the Effective Date of this Agreement and subject to benefit limitations as described in Article I.

B

In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall he unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C.

Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in Article VI, for the reinsured benefits.

D.	Settlements by the REINSURER shall he in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E.

In no event shall the REINSURER participate in punitive or compensatory damages, which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay its share of statutory penalties awarded against the CEDING COMPANY in connection with insurance reinsured under this Agreement if the REINSURER elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity should require the REINSURER to the extent permitted by law to share proportionately in certain assessed situations in which the REINSURER was an active parts and directed. consented to or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages other than statutory damages In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed. in equitable proportions. For the purposes of this provision. the following definitions will apply:

—	“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

-	“Statutory Penalties” are those amounts awarded as a penalty, but fixed in amount by statute

-	“Compensatory-Damages” are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

If the REINSURER declines to be party to the contest. compromise. or litigation of a claim, it will pay its full share of the amount reinsured as if there had been no contest compromise or litigation and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

Article VII - Settlement of Claims

(continued)

F.

In no event will the REINSURER be liable for expenses incurred in connection with a dispute contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefit provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY as described in the above paragraph.

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 10

Article VIII

Recapture Privileges

The CEDING COMPANY may recapture existing. reinsurance in force up to its then published reteam in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture [REDACTED]

NATIONWIDE Agreement No. 99029-DO Effective May 1, 1999	Page 11

Article IX

Inspection of Records

A.

The REINSURER, or its duly appointed representatives, shall have the right at all reasonable link-and for any reasonable purpose to inspect at the office of the CEDING COMPANY all record-referring to reinsurance ceded to the REINSURER.

B.

Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

NATIONWIDE Agreement No, 99029-DB Effective May 1, 1999	Page 12

Article X

Reinsurance Credit

It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in all States for the reinsurance ceded hereunder. The REINSURER, at it, sole cost and expense, shall do all that is necessary to comply with the insurance laws and regulations of all States to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder. including delivery of any reports required thereunder.

NATIONWIDE Agreement No. 99029-DD Effective May 1, 1999	Page 13

Article XI

Insolvency

A. In the event of the insolvency of the CEDING COMPANY. all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutors successor so idiom diminution because of the, insolvency of the CEDING COMPANY.

B. In the event of insolvency of the CEDING COMPANY. the liquidator, receiver or statutory successor will within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any policies reinsured. While a claim is pending. the REINSURER may investigate and interpose, at its own expense. in the proceedings where the claim is adjudicated any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as pan of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solels as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement a; though such expense had been incurred by the CEDING COMPANY.

C. Any debts or credits. matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debt, or credits, as the case may he, and will be offset. and only the balance will he allowed or paid However, in the event of liquidation. the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY. only those undisputed amounts due the REINSURER which are not more than one-hundred-eighty days past due at the date of the court order of liquidation

D. In the event of insolvency of the REINSURER the CEDING COMPANY may recapture immediately all retroceded benefits upon written notice to the REINSURER. it; liquidator, receiver O:-statutors successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves. unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.

NATIONWIDE Agreement No. 990[11]-9-Di3 Effective May 1, 1999	Page 14

Article XII

Negotiation

A.

Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The, officers will meet at a mutually agreeable location as early as possible and as often as necessary. order to gather and furnish the other with all appropriate and relevant information concerning dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussion will be decided by the designated officers.

B.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

NATIONWIDE Agreement No. 99029-013 Effective May 1, 1999	Page 15

Article XIII

Arbitration

A.

It is the intention of the CEDING COMPANY and the REINSURER that the customs and practice, of the insurance and reinsurance industry will he go, end full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will he decided through) arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal of their decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement.

B.

To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of it, receipt.

C.

There will be three arbitrators who will he current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days. the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority of votes.

D.	It is agreed that each of the three arbitrators should he impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E.

The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date he later than three (3) months after the appointment of the third arbitrator. As soon a, possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issue, of the particular case. At least ten (10) days prior to the arbitration hearing. each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they present at the arbitration hearing. The arbitrators may consider any relevant evidence: they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F.	The cost of arbitration will be divided between the parties. unless the arbitrators decide otherwise.

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 16

Article XIV

Right to Offset Balances Due

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right offset any balance or balances due one party to the other, its successors or assignees. against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

NATIONWIDE Agreement No. 99029-DB	Page 17

Article XV

Contract and Program Changes

A.

The CEDING COMPANY may amend. substitute, add or delete variable investment funds to the investment options supporting the annuity’ contract as described in the contract general provisions No such change will he made by the CEDING COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission, it necessary. The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B.

The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or death benefit design, its fees and charges. its distribution system, and/or methods, or the addition of any riders to any contract forms reinsured hereunder.

C.

Should any such change as stated above result in a material change in the underlying risk on a product line, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore the REINSURER to its original position.

D.	The CEDING COMPANY agrees to provide the REINSURER with all contract holder communications as though the REINSURER were a contract holder in the State of Delaware.

NATIONWIDE Agreement No. 99029-DD Effective May 1, 1999	Page 18

Article XVI

Confidentiality

All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing. or unless the information otherwise becomes publicly available, or the disclosure of which is required for retrocession purposes or has been mandated by law, or is duly required by external auditors.

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 19

Article XVII

Miscellaneous

A.

This Agreement shall constitute the entire Agreement between the parties with respect to business,, reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made his Amendment to the Agreement and signed by both parties.

B.

Ans notice or communication given pursuant to this Reinsurance Agreement must he in writing and 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail. Postage Prepaid, Return Receipt Requested, as follows,

If to CEDING COMPANY:	Nationwide Life Insurance Company One Nationwide Plaza, I - I 0-T3 Columbus, Ohio 43215-2220 Attn: Kenneth Bonvallet

If to the REINSURER:	AXA Re Life Insurance Company 17 State Street, 32nd Floor New York, NY 10004 Attn. Josephine Pagnozzi

All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will 1) if delivered personally or by overnight express, be deemed given upon delivery: 2) if delivered by facsimile transmission or other similar transmission. be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, he deemed given when marked Postage Prepaid by the sender’s terminal. Any party from time-to-time may change its address. but no such notice of change will he deemed to have been given until it is actually received by the party sought to he charged with the contents thereof The more specific requirements of Article II shall apply to notices thereunder.

C.

This Agreement shall he binding to the parties and their respective successors and permitted assignees. This Agreement may not he assigned by either pans without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective dub. authorized officers.

NATIONWIDE Agreement No. 9902Q-DB Effective May 1, 1999	Page 20

Article XVIII

Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

NATIONWIDE Agreement No. 99029-DD Effective May 1, 1999	Page 21

Article XIX

DAC Tax

Treasury Regulation Section I.848-2(g)(8) Election

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to the Section I.848-2(g)(8) of the Income Tax Regulations issued December 29. 1992 under section 848 of the Internal Revenue Code 1986, as amended. This election shall he effective for 1993 and all subsequent taxable years for which this Agreement remains in effect.

A.	The term “party” will refer to either the CEDING COMPANY or the REINSURI R us appropriate.

B.	The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C.

The party with the net positive consideration for this Agreement for each taxable sear will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 8-18(c)(I).

D.

Both parties agree to exchange information pertaining to the amount of net consideration under this. Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E.

The CEDING COMPANY will submit to the REINSURER by April 1st of each sear, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F.

The REINSURER may contest such calculation by prosiding an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER’s receipt of the CEDING COMPANY’s calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER’s tax return for the previous calendar sear.

G.

If the REINSURER contests the CEDING COMPANY’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each parts shall report such amount in their respective tax returns for the previous calendar year.

NATIONWIDE Agreement No. 99029•DII Effective May 1, 1999	Page 22

Article XX

Duration of Agreement

A.	This Agreement shall he unlimited as to its duration but may be reduced or terminated as provided this Article, below.

B.	This Agreement shall be open for new business [REDACTED] The facility may be renewed thereafter, subject to mutually accepted terms.

C.	The terms of this Agreement may be altered due to the actual insolvency (either party is in the liquidation process) of the REINSURER or the CEDING COMPANY.

NATIONWIDE Agreement No. 99029-O13 Effective May 1, 1999	Page 23

Article XXI

Execution of Agreement

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the sane instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate with their duly authorized representatives as of May 1, 1999.

NATIONWIDE LIFE INSURANCE COMPANY

By:	Date: / 2 / 2000

Attest:

AXA RE LIFE INSURANCE COMPANY

By:	Date:	[ILLEGIBLE]
Michael W. Pado, President

Attest:	/s/ Josephine Pagnozzi
Josephine Pagnozzi, Vice President

NATIONWIDE Agreement No. 99029-D11 Effective May 1, 1999	Page 24

Schedule A

Plans of Reinsurance

A. Quota-Share Percentage: [REDACTED]

B. GMDB Reinsured (includes only contracts containing an Income Benefit Rider or Other Rider): [REDACTED]

C. Related Contracts: [REDACTED]

D. Related Policy Endorsements and Forms: Schedule A-1

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 25

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 26

Schedule B

Investment Funds
BOA Future

American Century	Income & Growth	Value
International

Drey fus	Capital Appreciation	Index Fund
	European Equity Portfolio	Socially Responsible Growth

Federated	Quality Bond Fund

Fidelity	Contrafund	Growth Opportunities
	Equity Income	High income
	Growth	Overseas

Morgan Stanley	Emerging Markets
Real Estates

Nationwide	Balanced Capital	High income Bond	Small Cap Value
	Appreciation	Money Market	Small Company
	Equity income	Multisector Bond	Strategic Growth
	Global Equity	Select Advisers Midcap	Strategic Value
	Government Bond	Select Advisers Smallcap Growth	Total Return Fund

Neuberger Berman	Guardian	Partners
Mid Cap Growth

Oppenheimer	Aggressive Growth	Growth & Income
Growth

Van Eck	Emerging Markets
Hard -Assets

Victory	Diversified Stock Fund	Small Company Opportunity
Investment Quality Fund

Warburg Pincus	Growth & Income

Fidelity Advisor Generations Annuity

Fidelity	Asset Manager	Growth	Investment Grade
	Asset Manager Growth	Growth & Income	Bond Money Market
	Balanced	Growth Oportunities	Overseas
	Contrafund	High Income
	Equity Income	Index 500

NATIONWIDE Agreement No. 99029-DB Effective May 1, 1999	Page 27

Schedule C

Suggested Data Layout

Field Description	Comments

Annuitant’s ID	Last Name
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No / Social Insurance No

Joint Annuitant’s ID	Last Name If Applicable
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No. / Social Insurance No

Owner’s ID	Last Name
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No / Social Insurance No

Joint Owners ID	Last Name If Applicable
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No / Social Insurance No.

Policy Number
Policy Issue Date	YYYYMMDD
Policy Issue Status	NI = True New Issue, SC = Spousal Continuance, EX=1035 Exchange
Tax Status	Qualified (O). or Non-qualified (N)

NATIONWIDE Agreement No. 99029-DO Effective 5/1/99	Page 28

Exhibit C

Suggested Data Layout

(continued)

Field Description	Comments

GMDB SECTION
Mortality Risk Definition Indicator	AV = VNAR. CV = VNAR • SCNAR
Death Claim Trigger	A = Annuitant. O = Owner, 1 = 1st to die 2 = 2nd to die
g , A2 = payable upon death of second of joint annuitants)

Current Ratchet Value	If Applicable
Current Reset Value	If Applicable
Current Rollup Value	If Applicable
Current Return of Premium Value	If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit	Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk VNAR	Max [Contractual Death Benefit — Account Value), 01
SCNAR	Surrender Charge, if applicable

GMIB SECTION
GMIB indicator	Y = benefit elected, N = benefit not elected. NA = not applicable
Income Benefit Elected	01 = option 1, 02 = option 2, etc
Expiration of Waiting Period	YYYYMMDD
GMIB Annuitization Date	YYYYMMDD • actual date
Most Recent GM’S Step-up / Reset Date	YYYYMMDD, if applicable
Cancellation Date	YYYYMMDD if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount	Calculated using an individual life annuity form with 10 ears certain
Treasury Rate	Used in IBNAR calculation

GMAB SECTION
GMAB Indicator	Y = benefit elected, N = benefit not elected. NA = not applicable
Accumulation Benefit Elected	01 = option 1, 02 = option 2, etc
Maturity Date	YYYYMMDD
Most Recent GMAB Stepup / Rollover Date	YYYYMMDD. if applicable
Cancellation Date	YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value	Current Value
GMAB NAR	Max [ (GMAB Guaranteed Value - Account Value) , 0

Account Value	Current total value
Surrender Charge	If reinsured
Cumulative Deposits	Total premiums
Cumulative Withdrawals	Total withdrawals

NATIONWIDE Agreement No. 99029-DB Effective 5/1/99	Page 29

Exhibit C

Suggested Data Layout

(continued.)

Field Description

Funding Vehicle Values

“MorningStar” designations (US)

Aggressive Growth

Balanced

Corporate Bond

Government Bond

Growth

Growth and Income

High Yield Bond

International Bond

International Stock

Money Market

Specialty Fund

“Financial Post” designations (Canada)

Asia-Pacific

Balanced

Bond

Canadian Equity

Dividend

European Equity

Global Equity

International Equity

North American Equity

Other

United States Equity

General Account

Comments

Note total of funding vehicles should equal account value

Termination Information Termination Date Reason for Termination Cause of Death Summary Information Total number of records Total of each dollar field Note All values to nearest dollar

YYYYMMDD, If applicable

Death (D), Annuttizatcn (A) 1035 Exchange (X), GMIB Election (I), Other (O)

If applicable Use your Cause of Death code. and provide translation

For reconciliation purposes (may be paper summary)

Monthly aggregate information by GMIB Design. GMAB Design, and

Pricing Cohort Of applicable)

Monthly aggregate information by GMIB Design, GMAB Design, and

Pricing Cohort (if applicable)

NATIONWIDE Agreement No. 99029-DB Effective 5/1/99	Page 30

Exhibit I

1994 Variable Annuity MGDB Mortality Table

(applied age last birthday

Age	Male	UtmaleQx
1	0 0)X0587	I, 000519
2	0 000433	0 000358
3	0 00035o	0 000268
4	0 00020.;	0 000[1]13
5	0000[1]_74	0000201
6	0 000263	0 000188
7	0 000248	0 000172
8	0 000134	0 000158
9	0001O231	0 000154
0	001)0[2]_39	0000159
1	0 000256	0 000160
2	0 000284	0 000185
3	00003_[2]7	0 000209
4	0 000380	0 000239
5	0.000433	0 000271
6	0.000486	0.000293
7	00005[2].6 0	0 000315
8	000558 0	0 000326
9	000586 0	0 000333
20	000613 0	0 000337
21	000642 0	0 000340
22	000677 0	0 000343
23	000717 0	0 000344
24	000760 0	0 000344
25	000803 0	0 000346
26	000842	0 000352
27	0000876 0	0 000364
28	000907 0	0 000382
29	000035	0 000403
30	0.000959	0 000428
31	0 000981	0 000455
32	0 000997	0 000484
33	0 001003	0 000514
34	0 00100:	0 000547
35	0 001013	0 000585
36	0 0011)37	0 000628
37	0001082	0 000679
38	0 001140	0 000739
39	0001[2]_25	0 000305
40	0 001317	0 000874
41	0 001424	0 000943
42	0OO1541,	0 001007
43	0 001661	0 001064
44	0 001796	0001121
45	0 001952	0 00118n
46	0002)41	0 091269
47	0002306	0001371
48	0 0016)8	0 001488
49	0 002900	0 001619
50	0003’[2]3	0 001772
51	0 003598	0 001951
52	0 004019	0.002153
53	0 004472	000[2]_360
54	0 004969	0 002589
55	0005543	0 002871
56	0 006216	0 003241
57	00070[2]_5	0 003713
58	0.007916	0004[2]_70
59	0 008907	0 004900

Age	Male (1‘	Female QC
60	001002’,	07105636
61	0011;12	II 006460
61	(1 01275)	I., 007396
63	0 014111	0 008453
64	0 01614!	0 00961 I
65	0 018191	0010837
66	002)25’1	0 012094
67	0 022308	0 013318
68	0 014551	0 014469
69	00268n9	0 015631
70	0 029363	11016957
71	0 032100	0 018597
72	003520.5	0 020599
73	0 033558	00[2]_[2]_888
74	0 042106	0 025453
75	0 046121	0 028372
76	0 030813	0 031725 _
77	0 056327	0 035505
78	0 062620	0 039635
79	0069594	0 044161
80	0.077114	0 049227
81	0 08507[5]	0 054980
82	0 093273	1) 061410
83	0 101578	0068384
84	0 110.251	0 075973
85	0119764	0 084432
86	0 130583	0 094012
87	0 143012	0 104874
88	0 156969	0116968
89	0 172109	0 130161
90	0 188517	0 144357
91	0 205741	0 159461
92	0 2239[7]8	0 175424
93	024353;	0 192270
94	0 2641[7]1	0 110032
95	028510,1	0 228712
96	0 30503 I	0 243306
97	03[2]_5841	0 168892
98	0 34407’	0 290564
99	03637:’	0313[2]_11
00	0 382006	0 336569
01	040194’	0 360379
02	04’_26`1	0 385051
03	0445202	0411515
4	0 460115	0 430065
05	04910’;	(46;584
00	0 51150,,	0 483958
07	0 52644,	0 507867
OS	0 536[7]31	0 522924
09	054361,2	0 534964
10	0 54’664	0 543622
11		054954,/0548526
12	0 530006	0 550000
13	0 55000,I	0 550000
14	0 550000	0 550000
15	100000’.	1 000000

NATIONWIDE Agreement No. 99019-Dlt Effective 5/1/99	Page 31

Exhibit II

Reinsurance Premiums

[REDACTED]

NATIONWIDE Agreement No. 99029-DB Effective 5/1/99	Page 32

Exhibit III

Benefit Limitation Rules

[REDACTED]

NATIONWIDE Agreement No. 99029-DB Effective 5/1/99	Page 33

Amendment No. 1

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

ANA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

RETNSURER)

It is mutually agreed that this Amendment is hereby attached to and become, a part of the above described Reinsurance Agreement as of the dates indicated below.

Effective January 1, 2000 (or as otherwise indicated).

Schedule A — Plans of Reinsurance is replaced by the attached revised Schedule A to add [REDACTED]

Schedule A —1, Policy Endorsements and Forms, is replaced by the attached revised Schedule A – [REDACTED]

Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect name changes to certain existing funds as of the dates indicated.

Effective June 1, 2000,

Exhibit II — Reinsurance Premiums is replaced by the attached revised Exhibit I1 to add the reinsurance premiums due [REDACTED] This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together a with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date 6/4/01
Name: Title
Attest:

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date: 02 May 2001
Michael W. Pado, President

Dina Greenbaum, Assistant Vice President

Attest:	/s/ Comely
Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No 1

Schedule A

Plans of Reinsurance

A. Quota-Share Percentage. [REDACTED]

C. Related Contracts: [REDACTED]

D. Related Policy Endorsements and Forms: Schedule A-1

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

Schedule B

Investment Funds

Contracts: BOA Future, BOA V

Fund	Status

  American Century

Income & Growth

hueinational

Dreytus

Capital Appreciation

Lomat:an Equit). Portfolio

Index Fund

Socialls, Responsible Growth

Federated

Quality bond Fund

Fidelity

Contrafund

Lquity Income

Growth

Growth Opportunities High Income Overseas
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio- Service Shares	Added January 1, 2000
Morgan Stanley Emerging Markets Real Estate
Mid Cap Growth	Added May 1, 2000

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Go% emment Bond

High Income Bond

Money Market

Mulusector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Renamed Global 50 May 1, 2000 Renamed Mid Cap Index May 1, 2000 Renamed Small Cap ‘Growth May 1, 2000
Neuberger Berman Guardian Mid Cap Growth Partners
Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May 1, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May 1, 2000
Van Eck Worldwide Emerging Markets Worldwide Hard Assets

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 1

Schedule B

Investment Funds

Vicory Diversified Stock Fund Investment Quality Fund Small Company Opportunity
Warburg Pincus Growth & Income
Strong Opportunity Fund II	Added May 1, 2000
Contracts: Fidelity Advisor Generations Annuity
Fidelity
Asset Manager
Asset Manager Growth
Balanced
Contrafund Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index. 500
Investment Grade Bond
Money Market
Overseas

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 1

Exhibit II

Reinsurance Premiums

[REDACTED]

Amendment No.2

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2000, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It a mutually agreed that:

•	Schedule A - Plans of Reinsurance is replaced by the attached revised Schedule A [REDACTED]; and

•	Schedule A —1, Policy Endorsements and Forms, N replaced by the attached revised Schedule A [REDACTED],: and

•	Schedule B — Investment Funds is replaced by the attached revised Schedule B to add the Investment Funds for the Fidelity Generations 2 Annuity.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment. and it is subject. otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date 6/4/01
Name Title

Name Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date: 02 /May 2001
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	/s/ Julia Comely
Julia Comely, Assistant Vice President

Schedule A

Plans of Reinsurance

A. Quota-Share Percentage [REDACTED]

D. Related Policy Endorsements and Forms: Schedule A-1

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 2. Effective 5/1/2000

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

Schedule B

Investment Funds

Contracts: BOA Future, BOA V

Fund	Status
American Century Income & Growth International Value Dreyfus Capital Appreciation European Equity Portfolio Index Fund Socially Responsible Growth
Federated Quality bond Fund
Fidelity Contrafund Lquity Income Growth Growth Opportunities High Income Overseas
Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio Service Shares	Added January 1, 2000 Added January 1, 2000 Added January 1, 2000

Morgan Stanley • Emerging Markets Real Estate Mid Cap Growth	Added May 1, 2000

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Government Bond

High Income Bond

Money Market

Multisector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Renamed Global 50 May 1, 2000 Renamed Mid Cap Index May 1, 2000 Renamed Small Cap Growth May 1, 2000

Neuberger Berman Guardian Mid Cap Growth Partners

Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May 1, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May 1, 2000

: Van Eck Worldwide Emerging Markets Worldwide Hard Assets

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 2, Effective 5/1/2000

Schedule B

Investment Funds

Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity Warburg Pincus Growth & Income Strong
Opportunity Fund II	I Added May 1, 2001

Contracts: Fidelity Advisor Generations Annuity
Fidelity Asset\Manager Asset Manager Growth Balanced Contrafunit Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond k Ione!. Marker Ox mess

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund3 Portfolio

VIP II Index 500 Portfolio

VIP II In% estment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 2, Effective 5/1/2000

Amendment No. 3

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective September 20, 2000 (or as otherwise indicated on Schedule B) this Amendment is hereby. attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreement that:

Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:
	Name Title	Date: 6/4/01

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	/s/ Julia Comely
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-D8, Effective 5/1/99 Amendment No. 3, Effective 9120;00

Schedule B

Investment Funds

Contracts: BOA Future, BOA V
Fund	Status
American century
Income & Growth
International
Value

Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth

Federated
Quality Bond Fund

Fidelity Contrafund Equity Income Growth Growth Opportunities High Income Overseas

Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January 1, 2000 Added January 1, 2000 Added January 1, 2000

Morgan Stanley (Universal Institutional Funds)

Emerging Markets

Real Estate

Mid Cap Growth

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Comment Bond

High Income Bond

Money Market

Multisector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Gartmore NSAT Emerging Markets Fund

Gartmore NSAT Global Technology & Communications Fund

Gartmore NSAT International Growth Fund

Turner NSAT Growth Focus Fund

Added May 1, 2000

Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000.

Replaced with Federated NSAT Equity Income Fund Oct. 2, 2000. Renamed Global SO May 1, 2000

Replaced with Federated NSAT High Income Bond Oct 2, 2000.

Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000.

    Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfu

    NSAT Mid Cap Index Fund Oct 2, 2000.

Renamed Small Cap Growth May 1, 2000

Replaced with Strong NSAT Mid Cap Growth Fund Oct 2, 2000. No longer available as of May 1, 2000

Added October 2, 2000

Added October 2, 2000

Added October 2, 2000

Added October 2, 2000

Neuberger Berman Guardian Mid Cap Growth Partners
Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May 1, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May 1, 2000

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 3, Effective 9/20/00

Schedule B

Investment Funds

VanEck Worldwide Emerging Markets Worldwide Hard Assets
Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity
Warburg Pincus Growth & Income	No longer available May 1, 2000
Strong
Opportunity Fund II	Added May 1, 2006

Contracts: Fidelity Advisor Generations Annuity
Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Irides 500 Investment Grade Bond Money Market Overseas

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP II Index S00 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99 Amendment No. 1, Effective 1/1/2000

Amendment No.4

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective July 1, 2001. this Amendment is hereby attached to and becomes a part of the above-Desertel Reinsurance Agreement It its mutualh agreed that:

This Amendment applies only to reinsured policies associated with the Variable Annuity contracts [REDACTED]

•	The terms of Article VIII, Recapture, notwithstanding, the CEDING COMPANY desires to recapture the reinsurance associated with the above-described contracts;

•	The REINSURER agrees to the recapture as of the Effective Date of this Amendment;

•	The CEDING COMPANY and the REINSURER agree that the recaptured business is limited to the policies listed in the attached List of Recaptured Policies;

•	Reinsurance premiums with respect to the recaptured policies are due and payable by the CEDING COMPANY through June 30, 2001;

•	Death claims with respect to the recaptured policies are due and payable by the REINSURER for contractual claims where the actual date of death is on or before June 30, 2001;

•

The CEDING COMPANY and the REINSURER agree [REDACTED] This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date : 6/8/01
Name (Title)

Attest
Name Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:		Date: 5 June 2001
Michael W. Pado President

By:
Dina Greenbaum, Assistant Vice President

Attest:	Julia Comely, Assistant Vice President

List of Recaptured Policies

[REDACTED]

Amendment No. 7

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1.	Policies Inforce as of the effective date of this Amendment that elect [REDACTED]

5.

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown. Changes to fund offerings made prior to the effective date of this amendment can be found in the replaced version of Schedule B.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date: 5/20/04
Name/Title [ILLEGIBLE]

Attest:
Name/Title [ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael S. Sakoulas	Date: 13 May 2004
Michael S. Sakoulas, Senior Vice President

By:
Betsy A. Barnes, Assistant Vice President

Attest:	[ILLEGIBLE]

Schedule B

Investment Funds

Funds	BOA Future	BOA V	All American	Key Future	Future Horizon	BB&T Future
			Added 2/15/02	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	N	Y	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. Capital Appreciation Fund: Series I Shares	N	N	Series II	N	N	Y
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. International Growth Fund: Series II Shares	N	N	Y	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	Series II	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein Premier Growth Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein Small Cap Value Portfolio: Class B	N	N	Y	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income 8 Growth Fund: Class I	Y	Y	N	Y	Y	N
American Century VP International Fund: Class 1111	Y	Y	N	Y	Y	N
American Century VP Ultra Fund: Class I	Y	Y	N	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	N	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	N	N	N	N
BB&T Variable Insurance Funds
BB&T Capital Appreciation Fund	N	N	N	N	N	Y
BB&T Capital Manager Aggressive Growth Fund	N	N	N	N	N	Y
BB&T Growth and Income Fund	N	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios—Small Cap Stock Index Portfolio: Service Shares	Y	Y	N	r	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Y	Y	N	Y	Y	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	added 5/1/03- Service Shares	Y	Y	N
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	Y.	Y	N	Y	Y	Y
Dreyfus Variable Investment Fund—Developing Leaders Portfolio: Initial Shares	N	N	N	N	N	Y
Dreyfus Variable Investment Fund—International Value Portfolio: Initial Shares	N	N	N	N	N	r
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	Y	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	Y	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	Y	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Y	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	V	Class 2	Y	Y	Y
VIP Growth Portfolio: Service Class	Y	Y	Class 2	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Y	Class 2	Y	r	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999
Amendment No. 7	Page 1 of 3

Schedule B

Investment Funds

Funds	BOA Future	BOA V	All American	Key Future	Future Horizon	BB&T Future
			Added 2115/02	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
VIP Overseas Portfolio: Service Class R	Y	Y	Class 2	Y	Y	Y
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Y	Class 2	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	N	N	N	N
Fidelity Variable Insurance Products Fund Ill
VIP III Aggressive Growth Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Growth & Income Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Y	Class 2	Y	Y	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	V	N
First Horizon Growth & Income Portfolio	N	N	N	N	r	N
Gartmore Variable Insurance Trust (“GVIT”)
Comstock GVIT Value Fund: Class I	Y	Y	N	Y	Y	Y
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	N	N	N	N
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	Class II	Y	V	Y
Federated GVIT High Income Bond Fund: Class I	Y	Y	N	Y	Y	Y
Gartmore GVIT Emerging Markets Fund: Class III	V	Y	Class II	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class III	Y	Y	N	V	Y	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Global Technology & Communications Fund: Class III	Y	Y	N	Y	V	N
Gartmore GVIT Global Utilities Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	N	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Investor Destinations Funds	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	r	Y	N	N
Gartrnore GVIT Investor Destinations Moderately Conservative Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	Y	N	Y	Y	N
Gartmore GVIT Money Market Fund: Glass I	Y	Y	Y	Y	Y	Y
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	Y	N	Y	Y	N
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	Y	N	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Y	Class II	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	Y	Class II	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Y	Class II	Y	Y	Y.
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	N	Y	Y	N
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	V	Y	N	Y	Y	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999
Amendment No. 7	Page 2 of 3

Schedule B

Investment Funds

Funds	BOA Future	BOA V	All American	Key Future	Future Horizon	BB&T Future
			Added 2/15/02	Future Clone Added 5/1/00	Future Clone Added 9/1101	Future acne Added 12/3/01
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Y	Y	N	Y	Y	N
Global Technology Portfolio: Service II Shares	Y	Y	N	Y	Y	N
International Growth Portfolio: Service II Shares	Y	Y	N	Y	Y	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Added 5/1103	N	Added 5/1/03	N	N	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	Y	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	Y	N	N	N
MFS New Discovery Series. Service Class	N	N	Y	N	N	N
MFS Value Series: Service Class	N	N	Y	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	N	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Y	Y	N	Y	Y	N
AMT Partners Portfolio	Y	Y	N	Y	Y	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA: Initial Class	Y	Y	N	Y.	Y	N
Oppenheimer Capital Appreciation Fund NA: Initial Class	Y	Y	Service Class	Y	Y	N
Oppenheimer Global Securities Fund NA: Class III (replaces Class I which is closed as of 5/1/03)	Y	r	Service Class	Y	Y	N
Oppenheimer Main Street() Fund NA: Initial Class	Y	Y	Service Class	Y	Y	N
Oppenheimer Strategic Bond Fund NA: Service Class	N	N	Y	N	N	N
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	Added 5/1/03	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	Added 5/1/03	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	Added 5/1/03	N	N	N
Strong Opportunity Fund II, Inc.: Investor Class	Y	Y	N	Y	Y	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	N	Added 5/1/03	N	N	N
Emerging Markets Debt Portfolio: Class I	Y	Y	N	Y	Y	N
U.S. Real Estate Portfolio: Class I	Y	Y	Added 5/1/03 - Class II	Y	Y	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	N	Y	N	N	N
Emerging Growth Portfolio: Class II	N	N	Y	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	N	V	N	N
Small Company Opportunity Fund: Class A	N	N	N	Y	N	N

NATIONWIDE Agreement No, 99029-DB, Effective May 1, 1999
Amendment No. 7	Page 3 of 3

Amendment No. 1

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

It is mutually agreed that this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement as of the dates indicated below:

Effective January 1, 2000 (or as otherwise indicated),

•	Schedule A — Plans of Reinsurance is replaced by the attached revised Schedule A [REDACTED]

•	Schedule A -I, Policy Endorsements and Forms, is replaced by the attached revised Schedule A — I

[REDACTED]

•	Schedule B—Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect name changes to certain existing funds as of the dates indicated.

Effective June 1, 2000,

•	Exhibit II—Reinsurance Premiums is replaced by the attached revised Exhibit II to add the reinsurance premiums due on selection of Enhanced Benefits 1 and 2 Combined.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name Title

Attest:
Dina Greenbaum, Assistant Vice President

Attest:
Julia Comely, Assistant Vice President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	02 May, 2001
Michael W. Pado, President

By:

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 1

Schedule A

Plans of Reinsurance

Quota-Share Percentage: [REDACTED] D. Related Policy Endorsements and Forms: Schedule A-1

NATIONWIDE Agreement No. 994)29-DS, Effective 5/1/99

Amendment No. 1

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99029-OB. Effective 5/1/99

amendment No. 1

Schedule B

Investment Funds

Contracts: BOA Future. BOA V

Fund	Status

American Century

Income & Growth

International

Value

Dreyfus

Capital Appreciation

European Equity Portfolio

Index Fund

Socially Responsible Growth

Federated

Quality bond Fund

Fidelity

Contrafund

Equity Income

Growth

Growth Opportunities

High Income

Overseas

Janus Aspen Series

Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January 1, 2000 Added January 1, 2000 Added January 1, 2000

Morgan Stanley Emerging Markets Real Estate
Mid Cap Growth	Added May 1, 2000

Nationwide Balanced Capital Appreciation Equity Income
Global Equity	Renamed Global 50 May 1, 2000
Government Bond High Income Bond Money Market Multisector Bond
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value Small Company Strategic Growth Strategic Value Total Return Fund Neuberger Berman Guardian Mid Cap Growth Partners Oppenheimer Aggressive Growth
Growth	Renamed Capital Appreciation May 1, 2000
Growth & Income	Renamed Main Street Growth & Income May 1, 2000

Global Securities Van Eck Worldwide Emerging Markets Worldwide Hard Assets	Added May 1, 2000

NATIONWIDE Agreement No. 99029-D8, Effective 5/1/99

Amendment No. 1

Schedule B

Investment Funds

Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity

Warburg Pincus Growth & Income

Strong Opportunity Fund II	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

NATIONWIDE Agreement No 99029-DB. Effective 5/1/99

Amendment No 1

Exhibit II

Reinsurance Premiums

[REDACTED]

Amendment No. 2

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2000, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Schedule A — Plans of Reinsurance is replaced by the attached revised Schedule A[REDACTED] ; and

•	Schedule A —I, Policy Endorsements and Forms, is replaced by the attached revised Schedule A 1[REDACTED] ; and

•	Schedule B — Investment Funds is replaced by the attached revised Schedule B to add the Investment Funds for the Fidelity Generations 2 Annuity.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name Title

Attest:
Name Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	02 May 2001
Michael W. Pado President

By:	/s/ Dina Greenbaum
Dina Greenbaum, Assistant Vice President

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 2, Effective 5/1/2000

Schedule A

Plans of Reinsurance

Quota-Share Percentage: [REDACTED] D. Related Policy Endorsements and Forms: Schedule A-1

NATIONWIDE Agreement No. 99029-On, Effective 5/1/99

Amendment No. 2, Effective 5/1/2000

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No 99029-DB, Effective 5/1/99

Amendment No. 2, Effective 5/1/2000

Schedule B

Investment Funds

Contracts: BOA Future, BOA V

Fund	Status
American Century
Income & Growth
International
Value

Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth

Federated
Quality bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas

Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1, 2000

Morgan Stanley
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000

Nationwide
Balanced
Capital Appreciation
Equity Income
Global Equity	Renamed Global 50 May 1, 2000
Government Bond
High Income Bond
Money Market
Multisector Bond
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth
Strategic Value
Total Return Fund

Neuberger Berman
Guardian
Mid Cap Growth
Partners

Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1, 2000
Growth & Income	Renamed Main Street Growth & Income May 1,
Global Securities	2000 Added May 1, 2000

Van Eck
Worldwide Emerging Markets
Worldwide Hard Assets

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 2, Effective 5/1/2000

Schedule B

Investment Funds

Victory

Diversified Stock Fund

Investment Quality Fund

Small Company Opportunity

Warburg Pincus

Growth & Income
Strong Opportunity Fund If	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99029-1313, Effective 5/1/99

Amendment No. 2, Effective 5/ 10_000

Amendment No. 3

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective September 20, 2000 (or as otherwise indicated on Schedule B), this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement, It is mutually agreed that:

*

Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name/Title

Attest:
Name/Title

By:		Date:	02 May 2001
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 3, Effective 9/20/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA V

Fund	Status
American Century Income & Growth International Value
Dreyfus Capital Appreciation European Equity Portfolio Index Fund	Socially Responsible Growth
Federated Quality Bond Fund
Fidelity Contrafund Equity Income Growth Growth Opportunities High Income Overseas
Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January 1, 2000 Added January 1, 2000 Added January I, 2000
Morgan Stanley (Universal Institutional Funds) Emerging Markets Real Estate Mid Cap Growth	Added May 1, 2000

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Government Bond

High Income Bond

Money Market

Multisector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Gartmore NSAT Emerging Markets Fund

Gartmore NSAT Global Technology & Communications Fund

Gartmore NSAT International Growth Fund

Turner NSAT Growth Focus Fund

Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000

Replaced with Federated NSAT Equity Income Fund Oct 2, 2000 Renamed Global 50 May 1, 2000

Replaced with Federated NSAT High Income Bond Oct 2, 2000

Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000 Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfus NSAT Mid Cap Index Fund Oct 2, 2000.

Renamed Small Cap Growth May 1, 2000

Replaced with Strong NSAT Mid Cap Growth Fund Oct 2, 2000 No longer available as of May 1, 2000

Added October 2, 2000

Added October 2, 2000

Added October 2, 2000

Neuberger Berman Guardian Mid Cap Growth Partners
Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May 1, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May 1, 20O0

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 3, Effective 9/20/00

Schedule B

Investment Funds

Van Eck Worldwide Emerging Markets Worldwide Hard Assets Victor” Diversified Stock Fund Investment Quality Fund Small Company Opportunity

Warburg Pincus
Growth & Income	No longer available May 1,

2000 Strong
Opportunity Fund II	Added May 1, 2000

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP 11 Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 1, Effective 1/1/2000

Amendment No. 4

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective July 1, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

This Amendment applies only to reinsured policies associated with the Variable Annuity contracts known as NEA Value Builder, NEA Value Builder Future and NEA Value Builder Select.

•	The terms of Article VIII, Recapture, notwithstanding, the CEDING COMPANY desires to recapture the reinsurance associated with the above-described contracts;

•	The REINSURER agrees to the recapture as of the Effective Date of this Amendment;

•	The CEDING COMPANY and the REINSURER agree that the recaptured business is limited to the policies listed in the attached List of Recaptured Policies;

•	Reinsurance premiums with respect to the recaptured policies are due and payable by the CEDING COMPANY through June 30, 2001;

•	Death claims with respect to the recaptured policies are due and payable by the REINSURER for contractual claims where the actual date of death is on or before June 30, 2001;

•	The CEDING COMPANY and the REINSURER agree that no recapture fee is due, nor any exchange of value payable, in order to effect the recapture.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date: 6/8/01
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date: 5 June 2001
Michael W. Pado, President

By:	/s/ Dina Greenbaum
Dina Greenbaum, Assistant Vice President

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99
Amendment No. 4, Effective 7/1/01

List of Recaptured Policies

Policy Number	Issue Date
[REDACTED]

NATIONWIDE Agreement No. 99029-DB, Effective 5/1/99

Amendment No. 4, Effective 7/1/01

Amendment No. 5

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective February 15, 2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

The All American annuity is hereby added as a covered product under this Agreement, [REDACTED]

To effect this change, the following provisions of this Agreement are hereby amended:

•	Schedule A, Plans of Reinsurance, is hereby replaced by the attached Schedule A, to describe the contracts reinsured and benefits covered.

•	Schedule A-1, Policy Endorsements and Forms, is hereby replaced by the attached Schedule A-1, to document the form numbers and associated riders for the contracts reinsured.

•	Schedule B, Investment Funds, is hereby replaced by the attached Schedule B to document the fund offerings under the [REDACTED] product.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date: 8/22/02
Name/Title [ILLEGIBLE]

Attest:
Name/Title [ILLEGIBLE]
Name/Title [ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date: 19 August 2002
Michael W. Pado, President

By:	/s/ Michael S. Sakoulas
	Michael S. Sakoulas, Senior Vice President	Date: 19 August 2002

Attest:
Julia Comely, Assistant Vice President

Schedule A

Plans of Reinsurance

Quota-Share Percentage: [REDACTED] D. Related Policy Endorsements and Forms: Schedule A-1

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999

Amendment No. 5, Effective February’ 15, 2002

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999

Amendment No. 5, Effective February 15, 2002

Schedule B

Investment Funds

Fund	Status
Contracts: BOA Future, BOA V

American Century Income & Growth International	Value

Dreyfus Capital Appreciation European Equity Portfolio Index Fund Socially Responsible Growth

Federated Quality Bond Fund

Fidelity Contrafund Equity Income Growth Growth Opportunities High Income Overseas

Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January 1, 2000 Added January 1, 2000 Added January 1, 2000

Morgan Stanley (Universal Institutional Funds) Emerging Markets Real Estate Mid Cap Growth	Added May 1, 2000

Nationwide
Balanced	Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000
Capital Appreciation Equity Income Global Equity Government Bond	Replaced with Federated NSAT Equity Income Fund Oct 2, 2000 Renamed Global 50 May 1, 2000
High Income Bond Money Market	Replaced with Federated NSAT High Income Bond Oct 2, 2000
Multisector Bond Select Advisers Mid Cap	Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000 Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfus NSAT Mid Cap Index Fund Oct 2, 2000.
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth	Replaced with Strong NSAT Mid Cap Growth Fund Oct 2,
Strategic Value	2000 No longer available as of May 1, 2000
Total Return Fund
Gartmore NSAT Emerging Markets Fund	Added October 2, 2000
Gartmore NSAT Global Technology & Communications Fund	Added October 2, 2000
Gartmore NSAT International Growth Fund	Added October 2, 2000
Turner NSAT Growth Focus Fund	Added October 2, 2000

Neuberger Berman
Guardian
Mid Cap Growth
Partners

Continued on next page...

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1994
Amendment No. 5, Effective February 15, 2002

Schedule B

Investment Funds

Fund	Status
Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May 1, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May 1, 2000
Van Eck Worldwide Emerging Markets Worldwide Hard Assets
Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity
Warburg Pincus Growth & income	No longer available May I, 2000
Strong Opportunity Fund II	Added May 1, 2000

(Contracts: Fidelity Advisor Generations Annuity (Replaced by All American Annuity as of February 15. 2002)

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

(Contracts: Fidelity Advisor Generations 2 Annuity) (Replaced by All American Annuity as of February 15, 2002)

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP H Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

continued on next page...

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999

Amendment No. 5, Effective February 15, 2002

Schedule B

Investment Funds

Contracts: All American Annuity (Added February 15, 2002)

AIM Variable Insurance Funds

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. International Equity Fund now known as AIM V.1

    International Growth Fund

AIM V.I. Value Fund now known as AIM V.I. Premier Equity

    Fund

Name changed May 1, 2002 Name changed May 1, 2002
Alliance Variable Products Series Fund, Inc. AllianceBemstein International Value Portfolio AllianceBernstein Small Cap Value Portfolio Growth & Income Portfolio Premier Growth Portfolio
Federated Insurance Series Federated American Leaders Fund II Federated Capital Appreciation Fund II Federated High Income Bond Fund II Federated Quality Bond Fund 11	Added May 1, 2002 Added May 1, 2002 Added May 1, 2002

Fidelity

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Overseas Portfolio

Fidelity VIP II Contrafunde Portfolio

Fidelity VIP III Aggressive Growth Portfolio

Fidelity VIP III Dynamic Capital Appreciation Portfolio

Fidelity VIP III Growth & Income Portfolio

Fidelity VIP III Mid Cap Portfolio

Fidelity VIP III Value Strategies Portfolio

Added May 1, 2002

Gartmore Variable Insurance Trust

Dreyfus GVIT Mid Cap Index Fund: Class II

Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Government Bond Fund

Gartmore GVIT Investor Destinations Conservative Fund

Gartmore GVIT Investor Destinations Moderately

    Conservative Fund

Gartmore GVIT Investor Destinations Moderate Fund

Gartmore GVIT Investor Destinations Moderately Aggressive

    Fund

Gartmore GVIT Investor Destinations Aggressive Fund

Gartmore GVIT Money Market Fund

GVIT Small Cap Growth Fund

GVIT Small Cap Value Fund

GVIT Small Company Fund

Added May 1, 2002 Added May 1, 2002
MFS Variable Insurance Trust MFS Investors Growth Series MFS Mid Cap Growth Series MFS New Discovery Series MFS Value Series

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund NA

Oppenheimer Global Securities Fund NA Oppenheimer

Oppenheimer Main Street Growth & Income Fund /VA

Oppenheimer Strategic Bond Fund /VA

Van Kampen Life Investment Trust Van Kampen LIT Comstock Portfolio Van Kampen LIT Emerging Growth Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 5, Effective February 15, 2002

Amendment No. 6

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY) and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date: [ILLEGIBLE]
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael Pado	Date: 12/18/02
Michael Pado, President

By:	/s/ Michae S. Sakoulas
Michae S. Sakoulas, Senior Vice President

Attest:
/s/ Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 6

Schedule B

Investment Funds

Fund	Status

Caatracim BOA Future, BOA V

Funds & Status

American Century Variable Portfolios

Income & Growth Fund

International Fund: Class III (Class III: added May 1, 2002; Class I: closed May 1, 20021 Ultra Fund (added May 1, 2002) Value Fund

Dreyfus

Appreciation Portfolio (formerly Capital Appreciation)

European Equity Portfolio (closed May 1, 2002)

Small Cap Stock Index Portfolio (added May 1, 20021

Stock Index Fund

Socially Responsible Growth Fund

Federated Quality Bond Fund II Fidelity VIP Fund Equity-Income Portfolio Growth Portfolio High Income Portfolio
Overseas Portfolio: Service Class R (Service Class R: added May 1, 2002; Service Class: closed May 1, 2002)

Fidelity VIP Fund II Contrafund Portfolio

Fidelity VIP Fund III Growth Opportunities Portfolio (closed May 1, 2002) Value Strategies Portfolio (added May 1, 2002)

Gartmore Variable Insurance Trust (GVIT) (formerly Nationwide Separate Account. Name changed January 25,

2002. Note: Where appropriate GVIT replaced NSAT in fund name. not separately noted below)

Comstock GVIT Value Fund (replaced Federated NSAT Equity Income Fund May 1, 2002; which replaced Equity Income October 2, 2000)

Dreyfus GVIT Mid Cap Index Fund (replaced Select Advisers Mid Cap October 2, 2000)

Federated GVIT High Income Bond Fund (replaced High Income Bond October 2, 2000)

Gartmore GVIT Emerging Markets Fund: Class III (Class III: added May 1, 2002; Class I: closed May 1, 2002, added October 2, 2000)

Gartmore GVIT Global Financial Services Fund: Class III (added January 25, 2002)

Gartmore GVIT Global Health Sciences Fund: Class III (added January 25, 20021

Gartmore GVIT Global Technology & Communications Fund: Class Ill (Class ill: added May 1, 2002; Class I: closed May 1, 2002, added October 2, 2000)

Gartmore GVIT Global Utilities Fund: Class III (added January 25, 2002)

Gartmore GV1T Government Bond Fund (replaced Government Bond January 25, 2002)

Gartmore GVIT Growth Fund (replaced Capital Appreciation January 25, 2002)

Gartmore GVIT International Growth Fund: Class III (Class III. added May 1, 2002; Class I: closed May 1, 2002, added October 2, 2000)

Gartrnore GV1T Investor Destinations Conservative Fund iadded January 25, 2(X2)

Gartmore GVIT Investor Destinations Moderately Conservative Fund (added January 25, 2002)

Gartmore GVIT Investor Destinations Moderate Fund (added January 25, 2002)

Gartmore GVIT Investor Destinations Moderately Aggressive Fund (added January 25, 2002)

Gartmore GVIT Investor Destinations Aggressive Fund (added January 25, 2002)

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 6

Schedule B

Investment Funds

Fund	Status
Gartmore GVIT Money Market Fund (replaced Money Market January 25, 2002)
Gartmore GVIT Nationwide Leaders Fund (replaced Ganmore GVIT V.S. Leaders Fund May 1, 2002; added January 25, 2002)
Gartmore GVIT Total Return Fund ‘replaced Total Return Fund January 25, 2002)
Gartmore GVIT U.S. Growth Leaders Fund: Class III (added January 25, 2002)
Gartmore GVIT Worldwide Leaders Fund (replaced Global 50 January 25, 2002; formerly Global Equity. Renamed Mar 1, 2000)
GVIT Small Cap Growth Fund (replaced Small Cap Growth January 25, 2002; formerly Select Advisers Small Cap Growth. Renamed May 1, 20001
GVIT Small Cap Value Fund (replaced Small Cap Value January 25, 2002)
GVIT Small Company Fund (replaced Small Company January 25, 2002)
J.P. Morgan GVIT Balanced Fund (replaced Balanced October 2, 2000)
MAS GVIT Multi Sector Bond Fund (replaced Muhisector Bond October 2, 2000)
Strong GVIT Mid Cap Growth Fund (replaced Strategic Growth October 2, 2000)
Nationwide GVIT Strategic Value (closed May 1, 2000)
Turner GVIT Growth Focus Fund : Class I (closed May 1, 2002; added October 2, 2000)
Turner GVIT Growth Focus Fund : Class III (closed May 1, 2002; added January 25, 2002)

Janus Aspen Series

Capital Appreciation Portfolio (added January 1, 2000)
Global Technology Portfolio: Service II (Service 11: added May 1, 2002: Service I: dosed May 1, 2002, added January 1, 2000)
International Growth Portfolio: Service Il (Service 11: added May 1. 2002; Service I: closed May 1, 2002, added January 1, 2000)

Neuberger Berman

AMT Guardian Portfolio
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio

Oppenheimer

Aggressive Growth Fund (replaced Capital Appreciation May 1, 2000)
Capital Appreciation Fund (replaced Growth Fund May 1, 2000)
Global Securities Fund (added May 1, 2000)
Main Street Growth & Income Fund (replaced Growth & Income May 1, 2000)

Strong Opportunity Fund II (added May 1, 2000)

Van Kampen (formerly Morgan Stanley - Universal Institutional Funds)

Emerging Markets Debt Portfolio
U.S. Real Estate Portfolio
Mid Cap Growth (closed May 1, 2002. added May 1, 2000)

Van Eck

Worldwide Emerging Markets Fund (closed May 1, 2002)
Worldwide Hard Assets Fund (closed May 1, 2002)

Victory (available only in Key Bank versions of Choice & Future)

Diversified Stock Fund
Investment Quality Fund (closed May ). 2000)
Small Company Opportunity

Credit Suisse Trust (formerly Warburg Pincus)

Large Cap Value (replaced Growth & Income May 1, 2000. and closed May 1, 2000)
International Focus (closed May 1, 2002; formerly International Equity)
Global Post-Venture Capital (closed May 1, 2002; formerly Post-Venture Capital)

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No.6

Schedule B

Investment Funds

Fund	Status

Contracts: Fidelity Advisor Generations Annuity (Replaced by All American Annuity as of February 15, 2002)

Fidelity

Aggressive Growth (added January 2, 20011

Asset Manager

Asset Manager Growth

Balanced

Contrafund

Dynamic Capital Appreciation (added October 1, 2000)

Equity Income

Growth

Growth & Income

Growth Opportunities

High Income

Index 500

Investment Grade Bond

Mid Cap (added September 24, 1999)

Money Market

Overseas

Value padded June 1, 2001)

Contracts: Fidelity Advisor Generations 2 Annuity (Replace by All American Annuity as of February 15. 2002)

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP I Value Portfolio (added June 1, 2001)

VIP II Asset Manager Portfolio

VIP H Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP 11 Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Aggressive Growth Portfolio (added January 2, 2001)

VIP 111 Balanced Portfolio

VIP 111 Dynamic Capital Appreciation Portfolio (added October 1, 2000)

VIP III Growth & Income Portfolio

VIP Ill Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

Contracts: All American Annuity (Added February 15, 2002)

AIM Variable Insurance Funds

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.1 International Growth Fund (replaced AIM V.I. International Equity Fund May 1, 2002)

AIM V.I. Premier Equity Fund (replaced AIM V.I. Value Fund May 1, 2002)

Alliance Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 6

Schedule B

investment Funds

Fund	Status

AllianceBernstein Small Cap Value Portfolio
Growth & Income Portfolio
Premier Growth Portfolio

Federated Insurance Series

Federated American Leaders Fund II (added May 1, 2002)
Federated Capital Appreciation Fund II (added May 1, 2002)
Federated High Income Bond Fund II
Federated Quality Bond Fund II (added May 1, 2002)

Fidelity

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP 11 Contrafundli Portfolio
Fidelity VIP HI Aggressive Growth Portfolio
Fidelity VIP III Dynamic Capital Appreciation Portfolio
Fidelity VIP HI Growth & Income Portfolio
Fidelity VIP III Mid Cap Portfolio
Fidelity VIP III Value Strategies Portfolio (added May 1, 2002)

Gartmore Variable Insurance Trust

Dreyfus GVIT Mid Cap Index Fund: Class II (added May 1, 2002)
Gartmore GVIT Emerging Markets Fund
Gartmorc GVIT Government Bond Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Money Market Fund
GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund (added May 1, 2002)
GVIT Small Company Fund

MFS Variable Insurance Trust

MFS Investors Growth Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Value Series

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Growth & Income FundNA
Oppenheimer Strategic Bond FundNA

Van Kampen Life Investment Trust

Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 6

Amendment No. 7

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1.	Policies In force as of the effective date of this Amendment that elect [REDACTED] , shall continue to be reinsured hereunder at existing reinsurance terms.

2.

Should the CEDING COMPANY resume offering [REDACTED] to in force policies at a later date and should such elections, since inception of the initial election offer defined in Paragraph 1, above, reach [REDACTED]

3.	Should the CEDING COMPANY continue or resume the [REDACTED]

4.	Note the REINSURER does not cover any benefit resulting from [REDACTED]

5.

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown. Changes to fund offerings made prior to the effective date of this amendment can be found in the replaced version of Schedule B.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:	Date: 5/ 20/04

Attest:
Name/Title [ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
By:	Date: 13 May 2004
Michael S. Sakoulas, Senior Vice President
By:
Betsy A. Barnes, Assistant Vice President
Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 7

Schedule B

Investment Funds

Funds	BOA Future sOA V —1—a— ICeyt—rii—Ar•				Future Horizon	seaT Future 4
AI astiatan
			Added 2/18/02	Future Clone Added 5/1;00	Future Clone Added 9r1/01	Future Clone Added 12/3/01
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	N	Y	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. Capital Appreciation Fund: Series I Shares	N	N	Series II	N	N	Y
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	Y
AIM V.I. International Growth Fund: Series II Shares	N	N	Y	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	Series II	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein Premier Growth Portfolio: Class B	N	N	Y	N	N	N
AllianceBernstein Small Cap Value Portfolio: Class B	N	N	Y	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income 8 Growth Fund: Class I	Y	Y	N	Y	Y	N
American Century VP International Fund: Class 1111	Y	Y	N	Y	Y	N
American Century VP Ultra Fund: Class I	Y	Y	N	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	N	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	N	N	N	N
BB&T Variable Insurance Funds
BB&T Capital Appreciation Fund	N	N	N	N	N	Y
BB&T Capital Manager Aggressive Growth Fund	N	N	N	N	N	Y
BB&T Growth and Income Fund	N	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios—Small Cap Stock	Y	Y	N	Y	Y	N
Index Portfolio: Service Shares
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial	Y	Y	N	Y	Y	N
Shares
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	added 5/1/03 - Service Shares	Y	Y	N
Dreyfus Variable Investment Fund — Appreciation	Y	Y	N	Y	Y	Y
Portfolio: Initial Shares
Dreyfus Variable Investment Fund—Developing	N	N	N	N	N	Y
Leaders Portfolio: Initial Shares
Dreyfus Variable Investment Fund—International	N	N	N	N	N	r
Value Portfolio: Initial Shares
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	Y	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	Y	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	Y	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Y	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	V	Class 2	Y	Y	Y
VIP Growth Portfolio: Service Class	Y	Y	Class 2	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Y	Class 2	Y	r	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 7	Page 1 of 3

Schedule B

Investment Funds

Funds	BOA Future BOA V		All American	Key Future	Future Horizon	BB&T Future
			Added 2/15/02	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
VIP Overseas Portfolio: Service Class R	Y	Y	Class 2	Y	Y	Y

Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Y	Class 2	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	N	N	N	N

Fidelity Variable Insurance Products Fund Ill
VIP III Aggressive Growth Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service	N	N	Y	N	N	N
Class 2
VIP III Growth & Income Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	N	Y	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Y	Class 2	Y	Y	N

Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	Y	N
First Horizon Growth & Income Portfolio	N	N	N	N	Y	N
Gartmore Variable Insurance Trust (“GVIT”)
Comstock GVIT Value Fund: Class I	Y	Y	N	Y	Y	Y
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	N	N	N	N
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	Class II	Y	Y	Y
Federated GVIT High Income Bond Fund: Class I	Y	Y	N	Y	Y	Y
Gartmore GVIT Emerging Markets Fund: Class III	Y	Y	Class II	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class III	Y	Y	N	V	Y	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Global Technology & Communications	Y	Y	N	Y	Y	N
Fund: Class III
Gartmore GVIT Global Utilities Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	N	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Investor Destinations Funds	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	Y	Y	N	N
Gartrnore GVIT Investor Destinations	Y	Y	Y	Y	N	N
Moderately Conservative Fund
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately	Y	Y	Y	Y	N	N
Aggressive Fund
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	Y	N	Y	Y	N
Gartmore GVIT Money Market Fund: Glass I	Y	Y	Y	Y	Y	Y
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Nationwide® Fund: Class I	Y	Y	N	Y	Y	N
(formerly Gartmore GVIT Total Return Fund)
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	N	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	Y	N	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Y	Class II	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	Y	Class II	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Y	Class II	Y	Y	Y.
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	N	Y	Y	N
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	V	Y	N	Y	Y	N

NATIONWIDE Agreement No. 99O29-DB, Effective May 1, 1999 Amendment No. 7	Page 2 of 3

Schedule B

Investment Funds

Funds	BOA Future BOA V		All American	Key Future	Future Horizon	BUT Future
			Added 2/15/02	Future Clone Added Site	Future Clone Added 9/1101	Future Pone Added 12/3/01
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Y	Y	N	Y	Y	N
Global Technology Portfolio: Service II Shares	Y	Y	N	Y	Y	N
International Growth Portfolio: Service II Shares	Y	Y	N	Y	Y	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Added 5/1103	N	Added 5/1/03	N	N	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	Y	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	Y	N	N	N
MFS New Discovery Series: Service Class	N	N	Y	N	N	N
MFS Value Series: Service Class	N	N	Y	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	N	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class	Y	Y	N	Y	Y	N
AMT Partners Portfolio	Y	Y	N	Y	Y	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund NA: Initial Class	Y	Y	N	Y.	Y	N
Oppenheimer Capital Appreciation Fund NA: Initial Class	Y	Y	Service Class	Y	Y	N
Oppenheimer Global Securities Fund NA: Class III (replaces Class I which is closed as of 5/1/03)	Y	r	Service Class	Y	Y	N
Oppenheimer Main Street® Fund NA: Initial Class	Y	Y	Service Class	Y	Y	N
Oppenheimer Strategic Bond Fund NA: Service Class	N	N	Y	N	N	N
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	Added 5/1/03	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	Added 5/1/03	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	Added 5/1/03	N	N	N
Strong Opportunity Fund II, Inc.: Investor Class	Y	Y	N	Y	Y	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	N	Added 5/1/03	N	N	N
Emerging Markets Debt Portfolio: Class I	Y	Y	N	Y	Y	N
U.S. Real Estate Portfolio: Class I			Added 5/1/03 - Class II			N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	N		N	N	N
Emerging Growth Portfolio: Class II	N	N		N	N	N

Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	N			N
Small Company Opportunity Fund: Class A	N	N	N			N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 7	Page 3 of 3

Amendment No. 8

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as of the dates indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1.

Effective January 1, 2000, the provisions of Amendment I dated January 1, 2000, that added the [REDACTED] as a covered product hereunder, are hereby nullified. This relieves both the CEDING COMPANY and the REINSURER of any and all obligations hereunder with respect to the [REDACTED] variable annuity product.

2.

As of the Effective Date of the Agreement, the description of the Basic Benefit shown under Paragraph B of Schedule A is hereby amended [REDACTED] To effect the above two changes, the following provisions of the Agreement are hereby amended:

•	Schedule A, Plans of Reinsurance, is hereby replaced by the attached revised Schedule A.

•	Schedule A-1, Policy Endorsements and Forms, is hereby replaced by the attached revised Schedule A-1.

3.

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown. Funds for the BOA V variable annuity have been removed from the Schedule.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	Nov 29, 2005
Names

Attest:

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
Michael S. Sakoulas, Senior Vice President

By:

Attest

Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 8

Schedule A

Plans of Reinsurance

Quota-Share Percentage: [REDACTED] D. Related Policy Endorsements and Forms: Schedule A-1

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 8

Schedule B

Investment Funds

	BOA Future AU American 7iiiTFutur•			Future	BUT Future]
PRODUCT:		Added		Horizon	Clone added
		21502	Clone added Clone added		12’341
			5:1,00	9/1/01
TREATY NUMBER:	99029	99029	99029	99029	99029
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	Y	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	Y
AIM V.I. Capita€ Appreciation Fund: Series I Shares	N	Series II	N	N	Y
AIM V.I. Capital Development Fund: Series II Shares	N	Added 5/1/04	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	Y
AIM Vi. International Growth Fund: Series I€ Shares	N	Closed 5/1/04	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	Series II	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBemstein Growth and Income Portfolio: Class B	N	Closed 5/1/04	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	Closed 511/04	N	N	N
AllianceBemstein Large Cap Growth Portfolio (formerly AllianceBemstein Premier Growth Portfolio: Class B)	N	Closed 5/1/04	N	N	N
AllianceBernstein Small/Mid Cap Value Portfolio (formerly AllianceBemstein Small Cap Value Portfolio: Class B)	N	Closed 5/1/04	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class I	Y	N	Y	Y	N
American Century VP International Fund: Class III	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	N
American Century VP Ultra Fund: Class I		N		Y	N
American Century VP Value Fund: Class I		N	Y		N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class Il	Added 5/1/03	N	N	N	N
BB&T Variable Insurance Funds
BB&T Mid Cap Growth VIF (name changed 5/1/04; formerly BB&T Capital Appreciation Fund)	N	N	N	N	Y
BB&T Capital Manager Equity VIF (name changed 5/1/04; formerly BB&T Capital Manager Aggressive Growth Fund)	N	N	N	N
BB&T Large Cap Value VIF (name changed 5/1/04; formerly BB&T Growth and Income Fund)	N	N	N	N
BB&T Large Company Growth Fund	N	N	N	N
Dreyfus
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares		N	Y		N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
Dreyfus Stock Index Fund, Inc.: Initial Shares		Added 5/1/03 - Service Shares		Y	N
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares		N	Y
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	N	N	N	N	Y
Dreyfus Variable Investment Fund — International Value Portfolio: Initial Shares	N	N	N	N	Closed 5/1/04
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	Closed 5/4/05	N	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2005.1) Amendment No. 8	Page 1 of 4

Schedule B

Investment Funds

		‘All American	Key Future	Future	BEI4Tiururilt
PROOUCT:	TBOA Future	Added
		2’15:02	Clone added	Horizon	Clone added
			S1,00	Ckxle added	12,341
				9 . 1 ;	0 1
TREATY NUMBER:	99029	99029	99029	99029	99029 •
Federated Capital Appreciation Fund II: Service Shares	N	Closed 5/4105	N	N	N
Federated High Income Bond Fund I€: Service Shares	N		N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares		Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class		Class 2
VIP Growth Portfolio: Service Class		Class 2
VIP High Income Portfolio: Service Class		Class 2
VIP Overseas Portfolio: Service Class R		Class 2 R
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class		Class 2
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	N	N	N	N
Fidelity Variable Insurance Products Fund Ill
VIP Ill Aggressive Growth Portfolio: Service Class 2
VIP Ill Dynamic Capital Appreciation Portfolio: Service	N	Closed 5/1/04	N	N	N
	N		N	N	N
Class 2
VIP ill Growth & Income Portfolio: Service Class 2	N		N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N		N	N	N
VIP Ill Value Strategies Portfolio: Service Class		Class 2		Y	N
Financial Investors Variable insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	Y	N
First Horizon Growth & Income Portfolio	N	N	N
Gartmore Variable Insurance Trust (“GVIT”)
Dreyfus GVIT International Value Fund: Class Ill	Added 511/03	Class VI Added 5/1/04	N	N	Added 5/1/03
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Class II
Federated GVIT High Income Bond Fund: Class I	Closed 5/1105	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05
Federated GVIT High Income Bond Fund: Class III	7-Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05
Gartmore GVIT Emerging Markets Fund: Class III		Now Class VI, 5/1/04	Y
Gartmore GVIT Global Financial Services Fund: Class III	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04
Gartmore GVIT Global Health Sciences Fund: Class III		N
Gartmore GVIT Global Technology & Communications Fund: Class III		N	Y
Gartmore GVIT Global Utilities Fund: Class III	Closed 5/1/04	N	Closed 5/1/04	Closed 511/04
Gartmore GVIT Government Bond Fund: Class
Gartmore GVIT Growth Fund: Class I		N
Gartmore GVIT International Growth Fund: Class III		N	Y
Gatmoer GVIT Investor Destinations Funds				N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y			N N
Gartmore GVIT Investor Destinations Moderately	Y			N	N
Conservative Fund Gartmore GVIT Investor Destinations Moderate Fund				N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund		Y		N	N
Gartmore GVIT Investor Destinations Aggressive Fund		Y		N	N
Geri - more GVIT Mid Cap Growth Fund : Class I (formerly Strong) Gartmore GVIT Money Market Fund: Class		N Y	Y		N
Gartmore GVIT Nationwide Leaders Fund: Class III		N			N

NATIONWIDE Agreement No, 99029-DB, Effective May 1, 1999 (Master Fund List v2005.1) Amendment No. 8	Page 2 of 4

Schedule B

Investment Funds

	} BOA Future Ali American Key Future			Future ‘BUT Future
		Added		Horizon	Clone added
PRODUCT:		215/02	Owe added Clone added		12/3+01
			511/00	911/01
TREATY NUMBER:	99029	99029	99029	99029	99029
4
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore Gt./fT Total Return Fund)	Y	N	Y	Y	N
Gartmore GVIT U.S. Growth Leaders Fund: Class Ill	Y	N	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class Ill		N
GVIT Small Cap Growth Fund: Class		Class II
GVIT Small Cap Value Fund: Class		Class II
GVIT Small Company Fund: Class I		Class II
J.P. Morgan GVIT Balanced Fund: Class I		N
Van Kampen GVIT Comstock Value Fund: Class I (name changed 5/1105; formerly Comstock GVIT Value Fund: Class I)		N
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)		N
Janus Aspen Series
Forty Portfolio, formerly Capital Appreciation Portfolio: Service Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04
Global Technology Portfolio: Service II Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04
International Growth Portfolio: Service II Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04’
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 511104	N	N	N
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Added 5/1/04	N	Added 5/1/04	Added 5/1/04
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	Y	N	N	N
MFS Mid Cap Growth Series: Service Class	N		N	N	N
MFS New Discovery Series: Service Class	N	Y	N	N	N
MFS Value Series: Service Class	N		N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04
AMT Partners Portfolio		N	Y
AMT Socially Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial Class		N
Oppenheimer Capital Appreciation Fund/VA: Initial Class		Service Class	Y	Y	N
Oppenheimer Global Securities Fund/VA: Class III (replaces Class f which is closed as of 5/1/03)		Now Class 4 as of 5/1/04	Y
Oppenheimer Main Street® Fund/VA: Initial Class		Service Class
Oppenheimer Strategic Bond FundNA: Service Class	N		N	N	N
Putnam Variable Trust
Putnam VT Growth & income Fund: Class IB	N	Closed 4/30/0-4	N	N	N
Putnam VT International Equity Fund: Class lB	N	Closed 3/31/03	N	N	N
Putnam VT Voyager Fund: Class 1B	N	Closed 4/30/05	N	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2005.1) Amendment No. 8	Page 3 of 4

Schedule B

Investment Funds

PRODUCT:	(BOAFuture	All American Added 2/15432	Kay Future Clone added SHOO	Future Horizon Clone added 9/1/01	‘MAT Future Clone added 12/3(1
TREATY NUMBER:	99029	99029	99029	9902	99029
Wells Fargo Variable Trust Funds					‘
Wells Fargo Advantage Opportunity Fund VT (formerly	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04
Strong Opportunity Fund II, Inc.: Investor Class)
Van Kampen
The Universal institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	Added 5/1/03	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
U.S. Real Estate Portfolio: Class I	Y	Added 5/1/03 -	Y	Y	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	Y	N	N	N
Emerging Growth Portfolio: Class II	N	Y	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	V	N	N
Small Company Opportunity Fund: Class A	N	N	Closed 12129/04	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2005.I) Amendment No. 8	Page 4 of 4

Amendment No. 9

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:	[ILLEGIBLE]	Date: ./
Name/Title

Attest:

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Cheryl E. Rogers
Cheryl E. Rogers Senior Vice President & CFO

Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB. Effective May 1, 1999 Amendment No. 9. Effective May 1, 2006

Schedule B

Investment Funds

PRODUCT:	BOA Future	All American Added 2/15/02	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	888T Future Clone added- 12/3/01
TREATY NUMBER:	99029	99029	99029	99029	99029
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	Y	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	Y
AIM VA. Capital Appreciation Fund: Series I Shares	N	Series II	N	N	Y
AIM V.I. Capital Development Fund: Series II Shares	N	Added 5/1/04	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	Y
AIM V.I. International Growth Fund: Series II Shares	N	Closed 5/1/04	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	Series II Closed 5/1/06	N	N	Y
AllianceBemstein Variable Products Series Fund, Inc.
AllianceBemstein Growth and Income Portfolio: Class B	N	Closed 5/1/04	N	N	N
AllianceBemstein International Value Portfolio: Class B	N	Closed 5/1/04	N	N	N
AllianceBemstein Large Cap Growth Portfolio (formerly AllianceBemstein Premier Growth Portfolio: Class B)	N	Closed 5/1/04	N	N	N
AllianceBemstein Small/Mid Cap Value Portfolio (formerly AllianceBemstein Small Cap Value Portfolio: Class B)	N	Closed 5/1/04	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class I	Closed 5/1/06	N	Closed 5/1/06	y	N
American Century VP International Fund: Class III	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	N
American Century VP Ultra Fund: Class I	Y	N	r	Y	N
American Century VP Value Fund: Class I	Y	N	Y	1’	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	N	N	N	N
888T Variable Insurance Funds
BB&T Mid Cap Growth VIF (name changed 5/1/04; formerly BB&T Capital Appreciation Fund)	N	N	N	N	Y
BB&T Capital Manager Equity VIF (name changed 5/1/04; formed), BB&T Capital Manager Aggressive Growth Fund)	N	N	N	N	Y
BB&T Large Cap Value VIF (name changed 5/1/04; formerly BB&T Growth and Income Fund)	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	Y	N	Y	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	V	Added 5/1/03 - Service Shares	Y	Y	N
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	Y	N	V	y	Y
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	N	N	N	N	Y
Dreyfus Variable Investment Fund — International Value Portfolio: Initial Shares	N	N	N	N	Closed 5/1/04

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2006.1) Amendment No. 9, Effective May 1, 2006	Page 1 of 4

Schedule B

Investment Funds

PRODUCT:	BOA Future	All American Added 2115/02	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01
TREATY NUMBER:	99029	99029	99029	99029	99029
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	Closed 5/4/05	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	Closed 5/4/05	N	N	N
Federated High Income Bond Fund II: Service Shares	N	Y	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Y	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	Class 2	Y	Y	Y
VIP Growth Portfolio: Service Class	V	Class 2	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Class 2	Y	v	N
VIP Overseas Portfolio: Service Class R	Y	Class 2 R	V	Y	Y
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Class 2	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	N	N	N	N
Fidelity Variable Insurance Products Fund III
VIP III Aggressive Growth Portfolio: Service Class 2	N	Closed 5/1/04	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	Closed 5/1/06	N	N	N
VIP III Growth & Income Portfolio: Service Class 2	N	Closed 5/1/06	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	Y	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Closed 5/1/06	Closed 5/1/06	Y	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	V	N
First Horizon Growth & Income Portfolio	N	N	N	Y	N
Gartmore Variable Insurance Trust (“GVIT”)
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Class VI Added 5/1/04	N	N	Added 5/1/03
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Class II	Y	Y	Y
Federated GVIT High Income Bond Fund: Class I	Closed 5/1/05	N	Closed 5/1/05	Chased 5/1/05	Closed 5/1/05
Federated GVIT High Income Bond Fund: Class III	Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05
Gartmore GVIT Emerging Markets Fund: Class III	V	Now Class VI, 5/1/04	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class III	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	N	Y	Y	N
Gartmore GVIT Global Technology & Communications Fund: Class III	Y	N	Y	Y	N
Gartmore GVIT Global Utilities Fund: Class III	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	N	V	Y	N
Gartmore GVIT International Growth Fund: Class III	Y	N	Y	Y	N
Gartmore GVIT Investor Destinations Fund	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y.	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2006.1)	Page 2 of 4
Amendment No. 9, Effective May 1, 2006

Schedule B

Investment Funds

PRODUCT:	BOA Future	All American Added . 2/15/02	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01
TREATY NUMBER:	99029	99029	99029	99029	99029
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	N	Y	Y	N
Gartmore GVIT Money Market Fund: Class I	Y	Y	Y	Y	V
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	N	Y	Y	N
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	N	Y	Y	N
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	N	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	N	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Class II	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	Class II	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Class II	Y	Y	Y
J.P. Morgan GVIT Balanced Fund: Class I	Y	N	Y	Y	N
Van Kampen GVIT Comstock Value Fund: Class I (name changed 5/1/05; formerly Comstock GVIT Value Fund: Class I)	Y	N	r	Y	Y
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	Y	N	r	y	N
Janus Aspen Series
Forty Portfolio, formerly Capital Appreciation Portfolio: Service Shares	Reopened 5/1/06	N	Reopened 5/1/06	Closed 5/1/04	N
Global Technology Portfolio: Service II Shares	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
International Growth Portfolio: Service II Shares	Reopened 5/1/06	N	Reopened 5/1/06	Closed 5/1/04	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	N	N	N
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Closed 5/1/06	N	Closed 5/1/06	Added 5/1/04	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	Closed 5/1/06	N	N	N
MFS Mid Cap Growth Series: Service Class	N	Closed 5/1/06	N	N	N
MFS New Discovery Series: Service Class	N	Closed 5/1/06	N	N	N
MFS Value Series: Service Class	N	Y	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	N	V	1[1]	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
AMT Partners Portfolio	Y	N	Y	Y	N
AMT Socially Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial Class	1/	N	Y	1’	N
Oppenheimer Capital Appreciation FundNA: Initial Class	Y	Service Class	Y	Y	N
Oppenheimer Global Securities FundNA: Class III (replaces Class / which is closed as of 5/1/03)	Y	Now Class 4 as of 5/1/04	y	Y	N
Oppenheimer Main Street® FundNA: Initial Class	Y	Service Class	Y	Y	N
Oppenheimer Strategic Bond FundNA: Service Class	N	Y	N	N	N
Putnam Variable Trust
Putnam VT Growth 8 Income Fund: Class IB	N	Closed 4/30/04	N	N	N
Putnam VT International Equity Fund: Class ID	N	Closed 3’31/03	N	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2006.1 Amendment No. 9, Effective May 1, 2006	Page 3 of 4

Schedule B

Investment Funds

PRODUCT:	BOA Future	All American Added 2/15102	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01
TREATY NUMBER:	99029	99029	99029	99029	99029
Putnam VT Voyager Fund: Class ID	N	Closed 4/30/05	N	N	N
Wells Fargo Variable Trust Funds
Wells Fargo Advantage Opportunity Fund VT (formerly Strong Opportunity Fund II, Inc.: Investor Class)	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	Added 5/1/03	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	N
U.S. Real Estate Portfolio: Class I	Y	Added 5/1/03 -	r	Y	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	Y	N	N	N
Emerging Growth Portfolio: Class II	N	Y	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	Added 5/1/05	N	V	N	N
Small Company Opportunity Fund: Class A	N	N	Closed 12/29/04	N	N

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 (Master Fund List v2006.1) Amendment No. 9, Effective May 1, 2006	Page 4 of 4

Amendment No. 10

to

Automatic Reinsurance Agreement No. 99029 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Product (as shown in Schedule A), and by Treaty Number.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Stephanie Weist, Associate Vice President

Attest:	/s/ Brian Wagner
Brian Wagner Associate Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Keith E. Floman	10 - 15 - 08
Keith E. Floman, Senior Vice President & Chief Actuary

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99029-DB, Effective May 1, 1999 Amendment No. 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American Added 2115/02	Key Choice Clone aided 6/15/99	Paine webber Choice Clone elided 8f2/99	Key Future Clone added 5IM0	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01	Successor Added 711101
TREATY NUMBER	99016 &	99016	99018	99016	99018	99016	99016	99016	99016	99016
TREATY NUMBER;	99029			99029			99029	99029	99029
TREATY NUMBER		2000-07I	2000-07		2000-07	2000-07				i
AIM Variable Insurance Funds, Inc.
AIM Basic Balanced Fund - Investor Class	N	N	N	N	N	N	N	N	N	Added 5/1/08
AIM Dynamics Fund: Investor Class	N	N	N	N	N	N	N	N	N	Y
AIM Small Cap Growth Fund: Investor Class	N	N	N	N	N	N	N	N	N	Added 5/1/08
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y	N
AIM V.I. Basic Value Fund: Series II Shares	Added 5/1/08	N	N	Y	N	N	N	N	N	N
AIM V.I. Blue Chip Fund: Series € Shares	N	N	N	N	N	N	N	N	Y	N
AIM Vi. Capita€ Appreciation Fund: Series I Shares	N	N	N	N	N	N	N	N	Y	N
AIM V.I- Capital Appreciation Fund: Series II Shares	Added 5/1/08	Added	N	Y	N	Added	N	N	N	N
AIM V.I. Capital Development Fund: Series II Shares	Added 5/1/08	Added 5/1/08	N	Added 5/1/04	N	Added 5/1/08	N	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	Y	N
AIM V.I, Core Equity Fund: Series II Shares	N	N	N	Added 5/1/08	N	N	N	N	N	N
AIM V.I. Core Stock Fund: Series I Shares	N	N	N	N	N	N	N	N	Added 5/1/08	N
AIM V.I, International Growth Fund: Series II Shares	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AIM V.I, Large Cap Growth Fund: Series I	N	N	N	N	N	N	N	N	Added 5/1/08	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series it Closed 5/1/06	N	N	N	N	Y	N
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBemstein Growth and Income Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBernsteln International Value Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBernstein Large Cap Growth Portfolio	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBemstein Small/Mid Cap Value Portfolio	N	N	N	Closed 5/1/04	N	N	N	N	N	N
American Century Variable Portfolios, Inc.
American Century Growth: Investor Class	N	N	N	N	N	N	N	N	N	Y
American Century Income & Growth - Advisor Class	N	N	N	N	N	N	N	N	N	V
American Century International Growth - Advisor Class	N	N	N	N	N	N	N	N	N	Closed 5/1/04
American Century Short Term Government - Investor Class	N	N	N	N	N	N	N	N	N	Y
American Century Ultra- Investor Class	N	N	N	N	N	N	N	N	N	Y
American Century VP Income & Growth Fund: Class I	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Y	N	N
American Century VP International Fund: Class I	N	N	N	N	N	N	N	Added 5/1/08	N	N
American Century VP International Fund: Class In	Closed 5/1/05	Closed 5/1/05	Y	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Reopened 5/1/08	N	N
American Century VP International Fund: Class IV	N	N	N	N	N	N	N	N	N	Added 5/1/04
American Century VP Mid Cap Value Fund - Class I	Added 5/1/08	Added &1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
American Century VP Ultra Fund: Class I	Y	Y	Y	N	Y	V	Y	Y	N	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 1 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	mi American Added 2/15;02	Key Choice Clone added 6/15/99	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 511/00	Future Horizon Clone added 9/1101	BUT F Clone added 12/3/01	Successor Added 7/1/01
TREATY NUMBER:	99018	99016	99016	99016	99016	99016	99016	99018	99016	99016
TREATY NUMBER:	99029			99029			99029	99029	99029
TREATY NUMBER		2000.07	2000-07		2000-07	2000-07				1
American Century VP Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N	N
American Century VP Vista Fund — Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
American Century Variable Portfolios H, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N	N
American Funds
American Funds NVIT Asset Allocation Fund — Class II	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N	N
American Funds NVIT Bond Fund - Class II	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N	N
American Funds NVIT Global Growth Fund - Class II .	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N	N
American Funds NVIT Growth-Income Fund - Class II	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added	N	Added 5/1/08	N	N	N	N
American Funds NVIT Growth Fund - Class II	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 511/08	N	N	N	N
BB&T Variable Insurance Funds
BB&T Capital Manager Equity VIF	N	N	N	N	N	N	N	N	Y	N
BB&T Large Cap Value VIF	N	N	N	N	N	N	N	N	V	N
BB&T Large Company Growth VIF	N	N	N	N	N	N	N	N	Y	N
BB&T Mid Cap Growth VIE	N	N	N	N	N	N	N	N	Y	N
Credit Suisse Trust
Global Small Cap Portfolio	Added 5/1/08	N	N	N	N	N	N	N	N	N
International Focus Portfolio	Added 5/1/08	N	N	N	N	N	Added 5/1/08	N	N	N
Large Cap Value Portfolio	Added 511/08	N	N	N	Added 5/1/08	N	Added 511/08	N	N	N
Dreyfus
Dreyfus Appreciation Fund, Inc.	N	N	N	N	N	N	N	N	N	Y
Dreyfus European Equity Portfolio	Added 5/1/08	N	N	N	N	N	N	N	N	N
Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	Y	Y	Y	N	Y	Y	Y	V	N	N
Dreyfus Premier Balanced Opportunity Fund: Class Z	N	N	N	N	N	N	N	N	N	Y
Dreyfus Premier Third Century Fund, Inc. - Class Z	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Closed 511/04	Closed 5/1/04	Closed 511/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	Y	Added 5/1/03 - Service Shares	N	Y	Y	Y	N	N
Dreyfus VIF - Appreciation Portfolio: Initial Shares	Y	Y	Y	N	Y	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 2 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	AN American Added 2/15/02	Key Choice Clone added 415/99	aleirn- weeeer Choice Clone added 13/2/99	Key Future Clone added 511/00	Future Horizon Clone added 9t1/01	BUT Future Clone added 12/3/01	Successor Added 711t01
TREATY NUMBER.	99016	99016	99016	99016	99016	99018	99016	99016	99016	99016
TREATY NUMBER:	99029			99029			99029	99029	99029
TREATY NUMBE		2000-07	2000-071		2000-07	2000-07
Dreyfus VIF - Developing Leaders Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Y	N
Dreyfus VIF - International Value Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Closed 5/1/04	N
Federated insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N	N
Federated Bond Fund - Class F Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N	N
Federated Equity Income Fund - Class F Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N	N
Federated High Yield Trust	N	N	N	N	N	N	N	N	N	Y
Federated Intermediate Corporate Bond Fund: institutional Services Shares	N	N	N	N	N	N	N	N	N	Y
Federated Market Opportunity Fund II - Service Shares	Added	Added 5/1/08	N	N	N	Added	N	N	N	N
Federated NVIT High Income Bond Fund - Class I	N	Added 5/1/08	N	N	N	Added	N	N	N	N
Federated NVIT High Income Bond Fund - Class III	N	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Federated Quality Bond Fund II: Primary Shares	Y	Y	Y	N	N	Y	Y	Y	Y	N
Federated Quality Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N	N
Fidelity Variable Insurance Products Fund
Fidelity Advisor Balanced Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	N	N	N	N .	N	N	N	Y
-Fidelity Advisor Equity Income Fund - Class A .	N	N	N	N	N	N	N	N	N	Y
Fidelity Advisor Growth Opportunities Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Fidelity Advisor High Income Advantage Fund - Class T	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Equity-Income Portfolio: Service Class	V	Y	Y	Added 5/1/08	Added 5/1/08	Y	Y	Y	Y	N
Equity-Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
Growth Portfolio: Service Class	Y	Y	Y	Added 511/08	Y	Y	Y	V	Y	N
Growth Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
High Income Portfolio: Service Class	Y	Y	Y	Added 5/1/08	N	Y	Y	Y	N	N
High Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
High Income Portfolio: Service Class 2R	N	N	N	Added 5/1/08	N	N	N	N	N	N
High Income Portfolio: Service Class R	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1108	Added 5/1/08	N	N	N
Money Market Portfolio: Initial Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N
Overseas Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Overseas Portfolio: Service Class R	Y	Y	Y	.Added	Y	Y	Y	Y	V	N

NATIONWIDE Agreement No. 99029, Amendment No, 10	Page 3 of 10

Schedule B

Investment Funds

PRODUCT	BOA Future	BOA Choice	BOA Exclusive 0	An American Added 2115/02	Key Choice Clone added 6/15/99	Paine Choice Clone added 6/15/99	1 Nebber Key Future Clone added set/00	Future Horizon Clone added 2/1101	BUT Fubx. Clone added 12/3/01	Sucameor Added 7/1/01
TREATY NUMBER	99016	99016	99016	99016	99016	99016	99016	99016	99016	99016
TREATY NUMBER:	99029			99029			99029	99029	99029
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07
Overseas Portfolio: Service Class 2 R	N	N	N	Y	N	N	N	N	N	Y
Value Portfolio - Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Value Portfolio - Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Fidelity Variable Insurance Products Fund II										N
Asset Manager Growth Portfolio: Service Class	N	N	N	Added 511/08	N	N	N	N	N	N
Asset Manager Growth Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Asset Manager Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Asset Manager Portfolio: Service Class 2	N	N	N	Added 511/08	N	N	N	N	N	N
Contrafund OD Portfolio: Service Class	V	Y	Y	Y	Y	Y	V	Y	N	N
Contrafund if0 Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
index 500 Portfolio: Initial Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Investment Grade Bond Portfolio: Initial Class	N	N	N	Added 511/08	N	N	N	N	N	N
Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N	N
Fidelity Variable Insurance Products Fund III
Aggressive Growth Portfolio: Service Glass 2	N	N	N	Reopened 5/1/08	N	N	N	N	N	N
Balanced Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Balanced Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Dynamic Capital Appreciation Portfolio: Service Class	N	N w	N	Added 5/1/08	N	N	N	N	N	N
Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N	N
Growth & Income Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Growth & Income Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N	N
Growth Opportunities Portfolio: Service Class	Added 5/1/08	N	N	Added 511/08	N	N	N	N	N	N
Growth Opportunities Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Mid Cap Portfolio: Service Class	Added 511/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N	N
Mid Cap Portfolio: Service Class 2	N	N	N	Y	N	.N	N	N	N	N
Value Strategies Portfolio: Service Class	Y	Closed 511/06	. Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 511/06	Closed 5/1/06	Y	N	N
Fidelity Variable Insurance Products Fund IV
VIP Energy Portfolio - Service Class 2	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Freedom Fund 2010 Portfolio - Service Class	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Freedom Fund 2020 Portfolio - Service Class	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Freedom Fund 2030 Portfolio - Service Class	Added 511108	N	N	N	N	N	N	N	N	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	V	N	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 4 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	AS *merit= Added 2/15/02	Kay Chaim Crone added 6115199	Paine Webber Choice Clone added 8r2/99	Key Future Clone added 5/1/00	Future Hortxon Clone added 911,01	BOST Future Clone added 1M/01	Successor Added 7/1001
TREATY NUMBER:	99016	99016	99016	99016	90016	99016	99016	99016	99016	99018
TREATY NUMBER:	99029			99029			99029	99029		99029
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07
First Horizon Core Stock Portfolio (formerly. First Horizon Growth & Income Portfolio)	N	N	N	N	N	N	N	Y	N	N
Franklin Mutual Series Fund, Inc.
Mutual Shares Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Templeton Variable Ins. Products Trust
Franklin Balance Sheet Investment Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Income Securities Fund - Class 2	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Franklin Small Cap Value Securities Fund - Class 2	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Templeton Developing Markets Securities Fund - Class 3	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Templeton Foreign Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04

Templeton Foreign Securities Fund - Class 1	N	N	N	N	N	N	Added 5/1/05	N	N	N
Templeton Foreign Securities Fund - Class 3	Added 511/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	Y
Templeton Global Income Securities Fund - Class 3	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Janus Aspen Series
Forty Portfolio: Service Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	N 5/1/06	Reopened 5/1106	Reopened	Closed 5/1/04	N	N
Global Technology Portfolio: Service €I Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 511/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
International Growth Portfolio: Service II Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	Closed 5/1/04	N	N
Risk-Managed Core Portfolio - Service Shares	N	N	N	Added 5/1/08	N	N	N	N	N	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	N	N	N	N
Janus Adviser Series

Janus Adviser Balanced Fund - I Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/04

Janus Adviser International Growth Fund - I Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/04

Janus Adviser Worldwide Fund - I Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/04
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Added 5/1/04	N	N
Lazard
Lazard Small Cap Portfolio Open Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Lehman Brothers Advisers Management Trust
AMT Short Duration Bond Portfolio - I Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 5 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA EXCHMill• II	All American Added 2/15/02 A	Key Choice Clone added 6/1999	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 50/00	Future Clone added 9/1/01	MST Future Clone added 12/3/01	Added 7/1/01
TREATY NUMBER	99016	99016	99016	99018	99016	99016	99016	99018	90010	99016
TREATY NUMBER:	99029			90029			99029	0029	Ma
TREATY NUMBER:		2000-07	2000-07		2000-07	200007
MFS Variable insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	Closed 5/1/06	N	.N	N	N	N	N
MFS Value Series: Service Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	Y	N	Added 5/1/08	N	N	N	N
.
Nationwide Funds Nationwide Variable Insurance Trust (“NVIT”)
Dreyfus NVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	Class VI Added 5/1/04	N	Added 5/1/03	N	N	Added 5/1/03	N
Dreyfus NVIT Mid Cap Growth Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
Dreyfus NVIT Mid Cap Index Fund: Class I	Y	Y	Y	Class €I	N	Y	Y	Y	Y	N
Federated NVIT High Income Bond Fund: Class I	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed W1/05	N
Federated NVIT High Income Bond Fund: Class III	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	N
Nationwide Bond Fund - Class D	N	N	N	N	N	N.	N	N	N	Closed
Nationwide Bond Index Fund: Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide Government Bond Fund - Class D	N	N	N	N	N	N	N	N	N	Y
Nationwide Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide International Index Fund - Class A	N	N	N	N	N	N	N	N	N	Closed
Nationwide Large Cap Value Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide Mid Cap Market Index Fund: Class A	N	N	N	N	N	N	N	.N	N	Y
Nationwide Money Market Fund - Service Shares	N	N	N	N	N	N	N	N	N	Y
Nationwide Nationwide Fund: Class D	N	N	N	N	N	N	.N	N	N	Y
Nationwide NVIT Emerging Markets Fund: Class III	Y	Y	Y	Now Class V€	Y	5/1/04 Y	Y	Y	N	N
Nationwide NVIT Global Financial Services Fund: Class	Closed 5/1/04	Closed 5/1/04	III Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Nationwide NVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Global Technology & Communications Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Global Utilities Fund: Class III	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 511/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Nationwide NVIT Government Bond Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	Y	N
Nationwide NVIT Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide NVIT International Equity Fund - Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Nationwide NVIT International Equity Fund - Class III	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	Added 5/1/08	N	N	N
Nationwide NVIT International Growth Fund: Class Ill	Y	Y	Y	N	V	V	Y	Y	N	N
Nationwide NVIT International Index Fund - Class VIII	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 6 of 10

Schedule B

Investment Funds

PROOUCT:	BOA Future	BOA Choice	BOA Exclusive n	All American Added 2115/02	Kay Choice Clone added 6/15/99	aine WebberP Choice Clone added EV2199	Key Future Clone added 5/1/00	Future Hodson Clone imbed W1/01	BUT Future Clone added 12/3/01	Successor Added 7/1/01
TREATY NUMBER. TREATY NUMBER: TREATY NUMBER.	99016 99029	99016 2000-07	99016 i 2000-07	99018 99029	99016 2000-07	99016 2000-07	99016 99029 1	99016 99029	99016 99029	99016
Nationwide NMF Investor Destinations Funds: Service C€ass	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Aggressive Fund	N	N	N	N	N	NA	N	N	N	Y
Nationwide NMF Investor Destinations Conservative Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderate Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderately Aggressive Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderately	N	N	Conservative Fund N	N	N	N	N	N	N	Y
Nationwide NVIT Investor Destinations Funds	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Conservative	Y	Fund Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Moderate Fund	‘V	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Moderately Aggressive Fund	Y	V	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT investor Destinations Moderately	Y	Y	Conservative Fund Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Mid Cap Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide NVIT Money Market Fund: Class I	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Nationwide NVIT Nationwide Leaders Fund: Class III	V	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Nationwide) Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Strategic Value Fund	Added 511/08	N	N	N	N	N	N	N	N	N
Nationwide NV1T U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Worldwide Leaders Fund -Class I	N	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Nationwide NVIT Worldwide Leaders Fund: Class III	V	Y	Y	N	N	Y	Y	Y	N	N
Nationwide S&P 500 Index Fund: Service Class	N ,	N	N	N	N	N	N	N	N	Y
Nationwide Small Cap Index Fund: Service Shares	N	N	N	N	N	N	N	N	N	Y
Nationwide Value Opportunities Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Nationwide NVIT - J.P. Morgan NVIT Balanced Fund:	Y	Class I Y	Y	N	N	Y	Y	Y	N	Y
NVIT Small Cap Growth Fund: Class I	Y	Y	Y	Y	N	Y	Y	V	N	N
NVIT Small Cap Value Fund: Class 1	Y	Y	Y	Y	N	Y	Y	Y	Y	N
NVIT Small Company Fund: Class I	Y	Y	Y	V	Y	Y	Y	Y	Y	N
NVIT Small Cap Growth Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
NV1T Small Cap Value Fund: Class 11	N	N	N	Added 5/1/08	N	N	N	N	N	N
NVIT Small Company Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
Van Kampen NVIT Comstock Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 7 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American Added 2/15/02	Key Choice Gone added 6:15/99	Pains Webber Choice Clone added 8/2/99	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BUT Future Clone added 12/3/01	—1 Successor Added 7/1/01
TREATY NUMBER TREATY NUMBER: TREATY NUMBER:	99016 99029	99018 2000-07	99018 2000-07	99016 99029	99016 200007	99016 7	99016 99029	99016 99029	99018 99029	99016 1
Van Kampen NViT Multi Sector Bond Fund: Class 1	Y	Y	Y	N	Y	Y	Y	Y	N	N
Neuberger Berman Genesis Fund - Trust Class	N	N	N	N	N	N	N	N	N	Y
Neuberger Berman Guardian Fund - Trust Class	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Neuberger Berman Partners Fund - Trust Class	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Neuberger Berman Socially Responsive Fund - Trust	N	N	Class N .	N	N	N	N	N	N	Added 5/1/04
Neuberger Berman Advisers Management Trust
AMT Fasciano Portfolio - S Class Shares	Added 5/1/08	N	N	N	N	N	N	N	N	N
AMT Guardian Portfolio	Y	Y	Y	N	N	Y	V	Y	N	N
AMT International Portfolio - Class S	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 511/04	Closed 511/04	N	N
AMT Partners Portfolio	Y	Y	Y	N	Y	Y	Y	Y	N	N
Regency Portfolio - Class S	Added 5/1/08	Added 5/1/08	Added 5/1108	Added 5/1/08	N	Added 5/1/08	N	N	N	N
AMT Socially Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 511/04	Added 511/04	Added 5/1/04	N	N
Oppenheimer Variable Account Funds.
Oppenheimer Aggressive Growth FundNA: Non-Service	Y	Y	Y	Shares N	Y	Y	Y	Y	N	N
Oppenheimer Capital Appreciation Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Oppenheimer Capital Appreciation FundNA: Non-Service Shares	Y	V	Y	Service Class	N	Y	Y	Y	N	N
Oppenheimer Champion Income Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Oppenheimer Global Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Oppenheimer Global Securities FundNA: Class 3	Y	Y	V	N	N	Y	Y	Y	N	N
Oppenheimer Global Securities Fund/VA: Class 4	N	N	N	Y	N	N	N	N	N	Added 5/1/04
Oppenheimer High Income FundNA - Class 3	Added 5/1/08	N	N	N	N	N	N	N	N	N
Oppenheimer High Income FundNA - Non-Service Shares	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Oppenheimer Main Street® FundNA: Non-Service Shares	Y	Y	Y	Service Class	N	Y	Y	Y	N	N
Oppenheimer Main Street® Small Cap Fund/VA Non- Service Shares	Added 5/1/08	Added 5/1/08	Added 5/1/08	Service Class	N	Added 5/1/08 Added 5/1/08	N	N	N	N
Oppenheimer MidCap Fund/VA - Non-Service Shares	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	N
Oppenheimer Strategic Bond FundNA: Service Class	N	N	N	Y	N	N	N	N	N	N
Oppenheimer Strategic Income Fund - Class A	N	N	N	N	N	N	N	N	N	Y
A

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 8 of 10

Schedule B

Investment Funds

PRODUCT	BOA Future	BOA Choice	BOA EXCIUSIVO II	Ali Amerrcan Added 215:02	Key Choice Clone added 6/15/99	Paine Webber Clone Choice adCed 8/2/99	Key Future Clone added Si1/00	Future Horizon Clone 31a added C2 lone/ 3/01added 9/1/01	8841 Future Successor	Added 711101
TREATY NUMBER TREATY NUMBER: TREATY NUMBER	99016 99029	99016 2000 - 07	9901 b 2000 - 07	99016 99029	99016	99016 VP	99016 99029	99016 99029	99016 99029	99016
PIMCO
PIMCO Total Return Fund - Class A	N	N	N	N	N	N	N	N	N	Y
PutnamVariableTrust
	Putnam Ropned VTG rowth & Income Fund: ClaslB N	N	N	5/1/08	N	N	N	N	N	N
Putnam VT International Equity Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 511/04
Putnam VT International Equity Fund: Class 1B	N	N	N	Closed 3/31/03	N	N	N	N	N	N
Putnam VT Voyager Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Putnam VT Voyager Fund: Class IB	N	N	N	Reopened 5/1/0.8	N	N	N	N	N	N
T. Rowe Price
T. Rowe Price Blue Chip Growth Portfolio - II	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
T. Rowe Price Equity Income Portfolio - It	Added 5/1/08	Added 5/1/08	Added 511/08	N	N	Added 5/1/08	N	N	N	N
T. Rowe Price Limited Term Bond Portfolio — Class II	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Van Kampen
Van Kampen Growth and income Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen Mid Cap Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen
The Universal Institutional Funds. Inc.
Core Plus Fixed Income Portfolio - Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Core Plus Fixed Income Portfolio: Class li	N	N	N	Added 5/1/03	N	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 511/04	Closed 5/1/04	Closed 5/1/04	N	N
U.S. Real Estate Portfolio: Class I	Y	Y	Y	N	N	Y	Y	Y	N	N
U.S. Real Estate Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Van Kampen Life investment Trust

Comstock Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Victory Variable Insurance Funds
Diversi€ied Stock Fund: Class A	Added 5/1/05	N	N	N	Y	N	Y	N	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Closed 12/29/04	N	Closed 12/29/0.4	N	N	N

NATIONWIDE Agreement No. 99029. Amendment No, 10	Page 9 of 10

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American Added 2/15/02	Key Choice Clone added 8/15/99	Paine Webber Choice Cione added WAN	Key Future Clone added 5i1/00	Future Holm Clone added 9/1/01	BUT Future Clone added 12/3/01	Successor Added 7/1/01
TREATY NUMBER TREATY NUMBER: TREATY NUMBER.	99018 99029	99018 2000-07	99016 2000-07	99018 99029	99018 2000-07	99018 2000.07	99016 99029	99018 99029	99016 99029	90016
Strategic Growth Portfolio - Class II	N	N	N	N	Added 5/1/08	N	N	N	N	N
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Wells Fargo Advantage Funds
Wells Fargo Advantage Common Stock Fund: Investor Class (formerly Class Z)	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Wells Fargo Advantage Growth Fund: Investor Class	N	N	N	N	N	N	N	N	N	Y
Wells Fargo Advantage Mid Cap Growth Fund: Investor Class (formerly Class Z)	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Welts Fargo Advantage Opportunity Fund VT	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N

NATIONWIDE Agreement No. 99029, Amendment No. 10	Page 10 of 10